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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21043

                          Pioneer High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2014 through September 30, 2015


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer High
                        Income Trust

--------------------------------------------------------------------------------
                        Semiannual Report | September 30, 2015
--------------------------------------------------------------------------------

                        Ticker Symbol:   PHT

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Schedule of Investments                                                      13

Financial Statements                                                         39

Notes to Financial Statements                                                45

Approval of Investment Advisory Agreement                                    61

Trustees, Officers and Service Providers                                     65

                       Pioneer High Income Trust | Semiannual Report | 9/30/15 1

President's Letter

Dear Shareholder,

Through the first three quarters of 2015, global markets experienced pockets of higher-than-average volatility due to significant cross-currents from different geographic regions. All year, investors focused on the Federal Reserve System's (the Fed's) deliberations over when to begin normalizing interest rates. However, while there were signs of gradual economic improvement in the U.S., economies abroad increasingly diverged. In June, for example, investors grew concerned about the debt crisis in Greece. That news, in turn, was followed by evidence of an economic slowdown in China, which only served to exacerbate existing worries about growth trends in the emerging markets, a segment of the global economy already being negatively impacted by slumping commodity prices, including the price of crude oil, which has been in near-steady decline for almost a year. Through September 30, 2015, the pockets of heightened market volatility alluded to above had resulted in the Standard & Poor's 500 Index turning in a negative (-5.27%) return over the first nine months of the year. However, the S&P 500 recovered nicely in October, returning 8.43% for the month, which boosted the index's year-to-date return into positive territory, at 2.71%.

Despite the headwinds still vexing the global economy, our longer-term view of the U.S. economy has remained positive. Economic conditions in the U.S. have generally been constructive, based largely on improvements in employment statistics and an uptick in the housing sector, which has aided the consumer side of the economy, where household spending has been rising modestly. U.S. consumers also stand to benefit, potentially, from lower energy prices as the winter weather approaches. We continue to believe the U.S. economy remains on a slow, steady growth trend, and that it is unlikely to be disrupted by a slow pace of interest-rate normalization by the Fed.

Pioneer Investments believes that investors in today's environment can potentially benefit from the consistent and disciplined investment approach we have used since our founding in 1928. We focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. Our ongoing goal is to produce compelling returns consistent with the stated objectives of our investment products, and with our shareowners' expectations. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer High Income Trust | Semiannual Report | 9/30/15

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
November 2, 2015

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                       Pioneer High Income Trust | Semiannual Report | 9/30/15 3

Portfolio Management Discussion | 9/30/15

Higher-yielding, lower-rated debt struggled during the six-month period ended September 30, 2015, with sectors with high sensitivity to commodity prices declining the most. In the following interview, Andrew Feltus discusses the factors that affected the performance of Pioneer High Income Trust during the six-month period. Mr. Feltus, Director of High Yield and Bank Loans, a senior vice president and a portfolio manager at Pioneer, is responsible for the daily management of the Trust.

Q How did the Trust perform during the six-month period ended September 30, 2015?

A Pioneer High Income Trust returned -6.41% at net asset value and -14.95% at market price during the six-month period ended September 30, 2015. During the same six-month period, the Trust's benchmark, the Bank of America Merrill Lynch High Yield Master II Index (the BofA ML Index), returned -4.95% at net asset value. The BofA ML Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Unlike the Trust, the BofA ML Index does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk.

     During the same six-month period, the average return (at market price) of the 31 closed end funds in Lipper's High Current Yield Closed End Funds category (which may or may not be leveraged) was -11.39%.

     The shares of the Trust were selling at a 1.7% discount to net asset value at the end of the six-month period on September 30, 2015.

     On September 30, 2015, the standardized 30-day SEC yield of the Trust's shares was 12.14%*.

Q How would you describe the investment environment for high-yield debt during the six-month period ended September 30, 2015?

A Concerns about the global economy and falling energy prices triggered a decline in high-yield bond values during the period. In the months leading up to the beginning of the six-month period, the high-yield market had been performing well based on firming market sentiment that the U.S. economy was growing, as evidenced by a recovery of energy prices in early 2015 after their rather rapid decline late in 2014. Those positive trends continued during April and May 2015 -- the first two months of the Trust's semiannual reporting period -- before a series of worrisome developments captured investors' attention and the high-yield market became increasingly volatile.

* The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust's portfolio securities during the period indicated.

4 Pioneer High Income Trust | Semiannual Report | 9/30/15

     Among the issues driving the market volatility were clear signs that economic growth in China was weakening, and a renewed debt crisis in Greece which contributed to concerns about the overall European economy. In addition, fears of a contagion effect the problems overseas could have on the domestic economy added to uncertainty in the market. Starting in early June, energy prices plummeted for the second time in 12 months, and the high-yield bond market sold off. Mining and metals bonds performed the worst, but energy sector bonds, which represent a large component of the benchmark BofA ML Index (roughly 13%), also weighed heavily on the overall market.

Q Which of your investment decisions or other factors had the biggest effects on the Trust's benchmark-relative performance during the six-month period ended September 30, 2015?

A The main reason for the Trust's underperformance of its benchmark during the period was the use of leverage, or borrowed funds. The use of leverage increases the Trust's risk and has the effect of exaggerating the size of the high-yield market's moves on the portfolio. In down markets, when high-yield securities are underperforming and bond prices are falling, as was the case during the six-month period, the use of leverage can and will negatively impact the Trust's benchmark-relative performance.

     Our emphasis on holding lower-rated, high-yield securities in the Trust's portfolio also detracted from relative performance during a period in which higher-rated debt outperformed. However, the Trust's exposures to non-benchmark components such as floating-rate loans, insurance-linked bonds issued by property-and-casualty insurers, and emerging markets corporate debt all had positive effects on benchmark-relative performance.

Q What were some of the individual investments that influenced the Trust's performance during the six-month period ended September 30, 2015?

A In general, the Trust's investments in bonds of health care companies tended to do well during the period, led by securities issued by Lantheus Medical Imaging and Universal Hospital Services. Lantheus, which specializes in diagnostic imaging products and services, showed healthy earnings gains and was successful in re-financing its debt and lowering its costs. Universal Hospital Services, a medical equipment management company, also showed improved results under a new management team.

     Security selections among energy and telecommunication services bonds, however, did not perform as well for the Trust during the six-month period. In the energy sector, laggards held in the portfolio included bonds of Penn Virginia and Linn Energy, two companies involved in oil and natural gas production. Within the telecommunication services sector, investments in

                       Pioneer High Income Trust | Semiannual Report | 9/30/15 5 the debt of service providers Windstream Holdings and Frontier Communications both held back the Trust's relative results. Frontier's performance was hurt by its issuance of $10 billion worth of bonds to pay for acquisitions, while Windstream spun off assets into a real estate investment trust to help its equity holders, but that had a detrimental effect on the company's bonds.

Q What were the principal factors affecting the Trust's yield, or dividend* income, during the six-month period ended September 30, 2015?

A The monthly dividend to shareholders remained constant during the six-month period following a reduction in the dividend in February 2015, which was the first-ever reduction since the Trust's inception in 2002. Shareholders should be aware, however, that existing portfolio investments in higher-yielding bonds still are maturing, or being called away by issuers. When this occurs in a low interest-rate environment, the Trust's redeployed assets are typically invested in securities that are paying lower yields, which could affect the Trust's dividend in the future.

Q How did the level of leverage in the Trust change during the six-month period ended September 30, 2015?

A    The Trust employs leverage through a margin loan financing agreement. (See
     Note 10 to the Financial Statements).

     At the end of the six-month period on September 30, 2015, 33.2% of the Trust's total managed assets were financed by leverage (or borrowed funds), compared with 30.5% of the Trust's total managed assets financed by leverage at the start of the period on April 1, 2015. While the dollar amount of borrowed funds employed by the Trust during the period did not increase or decrease, the percentage increase was due to a decrease in the values of the securities in which the Trust had invested.

Q Did the Trust invest in any derivative securities during the six-month period ended September 30, 2015? If so, did the exposure have a material impact on performance?

A The Trust did invest in some forward currency transactions during the period. This was done in an attempt to hedge the risks of changes in relative currency values pertaining to transactions in securities that are denominated in foreign currencies. We also invested the portfolio in some credit default swaps as a way to add income. The use of currency forward transactions had a small positive effect on the Trust's results, as the U.S. dollar strengthened against most foreign currencies during the six-month period. The use of the credit default swaps had a slight negative impact on results.

     * Dividends are not guaranteed.

6 Pioneer High Income Trust | Semiannual Report | 9/30/15

Q    What is your investment outlook?

A We continue to expect gross domestic product (GDP) growth of 2.7% to 3.0% over the next year in the U.S., led by consumption, higher levels of government spending, and the housing sector. Employment continues to be strong and the labor market is nearing what is considered to be full employment -- at which point, wage inflation may increase.

     We believe the market's response to the recent volatility within the U.S. high-yield segment has served to increase the attractiveness of U.S. high-yield bonds. The high-yield market's average option-adjusted spread widened to 654 basis points (bps), or 6.54%, in the third quarter of this year (July 1 through September 30), solidly higher than the long-term average of 550 bps, or 5.50%. We believe current spread levels more than compensate investors for default risk, and we think the high-yield default rate will remain below its 4% long-term average through at least 2016. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

     Our positive fundamental outlook is supported by the fact that corporate issuers have generally maintained solid profit margins and healthy balance sheets. In addition, financial conditions remain positive, as issuers continue to have access to capital. A notable risk going forward is increased market volatility as the U.S. Federal Reserve System eventually begins to increase short-term interest rates. However, with spreads at elevated levels as of period end, we believe the potential effects of rising Treasury yields are already reflected in high-yield bond prices.

     The outlook for oil prices will also be an important factor going forward, given the heavy weighting of the energy sector within the BofA ML Index. However, we believe energy credit spread levels more than compensate investors for the current risk factors within the sector. Energy bonds are pricing-in about twice as much default risk as the overall market, which makes the risk/return compelling.

     Finally, the credit quality of the high-yield market seems stable. Importantly, the high levels of leveraged buyout (LBO) activity that characterized the period between 2005 and 2007 are not currently present. In addition, interest coverage and other measures of credit worthiness have held up as well, which are also positive factors for the high-yield market. (Interest coverage is defined as earnings before interest, taxes and depreciation versus interest cost.)

                       Pioneer High Income Trust | Semiannual Report | 9/30/15 7

Please refer to the Schedule of Investments on pages 13-39 for a full listing of Trust securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When interest rates rise, the prices of fixed-income securities in the Trust will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Trust will generally rise.

Investments in the Trust are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

The Trust may invest up to 50% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a price reflective of their value at the times when the Trust believes it is desirable to do so, and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

Historically, the Trust employed leverage through the issuance of preferred shares. The Trust has redeemed all of its outstanding preferred shares. The Trust continues to employ leverage through a margin loan financing agreement. Leverage creates significant risks, including the risk that the Trust's incremental income or capital appreciation for investments purchased with the proceeds of leverage will not be sufficient to cover the cost of leverage, which may adversely affect the return for shareowners.

The Trust is required to meet certain regulatory and other asset coverage requirements in connection with its use of leverage. In order to maintain required asset coverage levels, the Trust may be required to reduce the amount of leverage employed by the Trust, alter the composition of its investment portfolio or take other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to shareowners over time, which is likely to result in a decrease in the market value of the Trust's shares.

8 Pioneer High Income Trust | Semiannual Report | 9/30/15

Risks of investing in the Trust are discussed in greater detail in the Trust's original offering documents relating to its common shares and shareowner reports issued from time to time.

These risks may increase share price volatility.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                       Pioneer High Income Trust | Semiannual Report | 9/30/15 9

Portfolio Summary | 9/30/15

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds & Notes                                                    83.5%
Senior Secured Floating Rate Loan Interests                                 4.7%
Convertible Bonds & Notes                                                   3.6%
Preferred Stocks                                                            2.2%
Collateralized Mortgage Obligations                                         1.6%
Common Stocks                                                               1.3%
Tax Exempt Obligation                                                       0.8%
Asset Backed Securities                                                     0.7%
U.S. Government and Agency Obligations                                      0.5%
Convertible Preferred Stocks                                                0.5%
Sovereign Debt Obligation                                                   0.4%
Commercial Paper                                                            0.1%
Repurchase Agreement                                                        0.1%
Municipal Collateralized Debt Obligation                                    0.0%+

* Includes investments in Insurance Linked Securities totaling 5.8% of total investment portfolio.

+     Amount rounds to less than 0.1%.



10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)**

 1.   Hanover Insurance Corp., 7.625%, 10/15/25                                            1.56%
------------------------------------------------------------------------------------------------
 2.   Hologic, Inc., 2.0%, 12/15/37                                                        1.12
------------------------------------------------------------------------------------------------
 3.   Liberty Mutual Group, Inc., 10.75%, 6/15/58 (144A)                                   1.07
------------------------------------------------------------------------------------------------
 4.   Provident Funding Associates LP / PFG Finance Corp., 6.75%, 6/15/21 (144A)           1.06
------------------------------------------------------------------------------------------------
 5.   Xerium Technologies, Inc., 8.875%, 6/15/18                                           1.06
------------------------------------------------------------------------------------------------
 6.   Basell Finance Co., BV, 8.1%, 3/15/27 (144A)                                         0.97
------------------------------------------------------------------------------------------------
 7.   Icon Health & Fitness, Inc., 11.875%, 10/15/16 (144A)                                0.90
------------------------------------------------------------------------------------------------
 8.   Lantheus Medical Imaging, Inc., Term Loan, 7.0%, 6/30/22                             0.90
------------------------------------------------------------------------------------------------
 9.   FAGE Dairy Industry SA / FAGE USA Dairy Industry, Inc., 9.875%, 2/1/20 (144A)        0.84
------------------------------------------------------------------------------------------------
10.   Meritor, Inc., 7.875%, 3/1/26                                                        0.82
------------------------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer High Income Trust | Semiannual Report | 9/30/15

Prices and Distributions | 9/30/15

Market Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          9/30/15                3/31/15
--------------------------------------------------------------------------------
        Market Value                       $10.30                 $12.87
--------------------------------------------------------------------------------
    (Discount)/Premium                     (1.7)%                  8.2%
--------------------------------------------------------------------------------

Net Asset Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          9/30/15                3/31/15
--------------------------------------------------------------------------------
       Net Asset Value                     $10.48                 $11.89
--------------------------------------------------------------------------------

Distributions per Common Share*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Net Investment       Short-Term        Long-Term
                                Income          Capital Gains     Capital Gains
--------------------------------------------------------------------------------
     4/1/15 - 9/30/15            $0.69               $--               $--
--------------------------------------------------------------------------------

The data shown above represents past performance, which is no guarantee of future results.

* The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Trust during the period. The Trust has accumulated undistributed net investment income which is part of the Trust's NAV. A portion of this accumulated net investment income was distributed to shareowners during the period. A decrease in distributions may have a negative effect on the market value of the Trust's shares.

                      Pioneer High Income Trust | Semiannual Report | 9/30/15 11

Performance Update | 9/30/15

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in common shares of Pioneer High Income Trust during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA ML) High Yield Master II Index.

Average Annual Total Returns
(As of September 30, 2015)
--------------------------------------------------------------------------------
                                                                 BofA ML
                            Net Asset                            High Yield
                            Value               Market           Master II
Period                      (NAV)               Price            Index
--------------------------------------------------------------------------------
10 Years                      7.77%               7.41%           7.11%
5 Years                       5.43                1.42            5.94
1 Year                      -12.61              -32.05           -3.57
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                      Pioneer High       BofA ML High Yield
                                      Income Trust       Master II Index
09/05/15                              $ 10,000.00        $  9,927.00
09/06/15                              $ 12,092.00        $ 10,793.00
09/07/15                              $ 12,627.00        $ 11,628.00
09/08/15                              $  9,045.00        $ 10,275.00
09/09/15                              $ 14,200.00        $ 12,571.00
09/10/15                              $ 19,050.00        $ 14,899.00
09/11/15                              $ 21,486.00        $ 15,096.00
09/12/15                              $ 27,076.00        $ 17,955.00
09/13/15                              $ 27,278.00        $ 19,228.00
09/14/15                              $ 30,079.00        $ 20,619.00
09/15/15                              $ 20,440.00        $ 19,884.00

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which include preferred shares or borrowings, as applicable, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares. Had these fees and taxes been reflected, performance would have been lower.

The Bank of America Merrill Lynch High Yield Master II Index is an unmanaged, commonly accepted measure of the performance of high yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The Index does not employ leverage. It is not possible to invest directly in the Index.

12 Pioneer High Income Trust | Semiannual Report | 9/30/15

Schedule of Investments | 9/30/15 (unaudited)

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                               Value
-----------------------------------------------------------------------------------------------------
                             ASSET BACKED SECURITIES -- 1.0% of
                             Net Assets
                             BANKS -- 0.1%
                             Thrifts & Mortgage Finance -- 0.1%
        172,870(a)           Security National Mortgage Loan Trust, Series
                             2007-1A, Class 1A3, 6.55%, 4/25/37 (144A)                $       173,985
                                                                                      ---------------
                             Total Banks                                              $       173,985
-----------------------------------------------------------------------------------------------------
                             CONSUMER SERVICES -- 0.0%+
                             Hotels, Resorts, Cruise Lines -- 0.0%+
         68,644              Westgate Resorts LLC, Series 2012-2A, Class C,
                             9.0%, 1/20/25 (144A)                                     $        69,031
                                                                                      ---------------
                             Total Consumer Services                                  $        69,031
-----------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 0.5%
                             Asset Management & Custody Banks -- 0.3%
        974,000(b)           VOLT XXXVII LLC, Series 2015-NP11, Class A2,
                             4.375%, 7/25/45 (144A)                                   $       962,243
-----------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- 0.2%
        660,000(a)           GMAT Trust, Series 2013-1A, Class M, 5.0%,
                             11/25/43 (144A)                                          $       626,771
                                                                                      ---------------
                             Total Diversified Financials                             $     1,589,014
-----------------------------------------------------------------------------------------------------
                             TRANSPORTATION -- 0.4%
                             Airlines -- 0.4%
      1,079,559(c)           Aircraft Finance Trust, Series 1999-1A, Class A1,
                             0.687%, 5/15/24 (144A)                                   $       269,890
        489,968(c)           Aviation Capital Group Trust, Series 2000-1A,
                             Class A1, 1.187%, 11/15/25 (144A)                                191,087
      1,269,269(c)           Lease Investment Flight Trust, Series 1, Class A1,
                             0.597%, 7/15/31                                                  660,020
                                                                                      ---------------
                             Total Transportation                                     $     1,120,997
-----------------------------------------------------------------------------------------------------
                             TOTAL ASSET BACKED SECURITIES
                             (Cost $3,745,396)                                        $     2,953,027
-----------------------------------------------------------------------------------------------------
                             COLLATERALIZED MORTGAGE OBLIGATIONS --
                             2.2% of Net Assets
                             BANKS -- 1.0%
                             Thrifts & Mortgage Finance -- 1.0%
        850,000(c)           BAMLL Commercial Mortgage Securities Trust, Series
                             2014-INLD, Class F, 2.726%, 12/15/29 (144A)              $       784,817
        400,000(a)           Bear Stearns Commercial Mortgage Securities Trust,
                             Series 2007- PW16, Class B, 5.895%, 6/11/40 (144A)               393,582
        211,616              Homeowner Assistance Program Reverse Mortgage
                             Loan Trust, Series 2013-RM1, Class A, 4.0%,
                             5/26/53 (144A)                                                   208,706
        250,000(a)           Springleaf Mortgage Loan Trust, Series 2013-1A,
                             Class B1, 5.58%, 6/25/58 (144A)                                  251,367

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/15 13

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                               Value
-----------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
        498,000(a)           Wachovia Bank Commercial Mortgage Trust,
                             Series 2006-C24, Class AJ, 5.658%, 3/15/45               $       500,013
        900,000(a)           Wachovia Bank Commercial Mortgage Trust,
                             Series 2007-C34, Class AJ, 6.143%, 5/15/46                       931,321
                                                                                      ---------------
                             Total Banks                                              $     3,069,806
-----------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 1.2%
                             Thrifts & Mortgage Finance -- 1.2%
        700,000(c)           CFCRE Mortgage Trust, Series 2015-RUM, Class E,
                             4.807%, 7/15/30 (144A)                                   $       700,503
      1,000,000(a)           Citigroup Commercial Mortgage Trust, Series
                             2014-GC23, Class E, 3.208%, 7/10/47 (144A)                       655,260
        500,000(a)           Commercial Mortgage Trust, Series 2007-C9,
                             Class H, 5.989%, 12/10/49 (144A)                                 474,916
      1,000,000(c)           CSMC Trust, Series 2015-SAND, Class F, 4.907%,
                             8/15/30 (144A)                                                 1,000,036
        200,000              JP Morgan Chase Commercial Mortgage Securities
                             Trust, Series 2006-CB16, Class AJ, 5.623%,
                             5/12/45                                                          196,895
        650,000(a)           JP Morgan Chase Commercial Mortgage Securities
                             Trust, Series 2007-LD12, Class AJ, 6.208%, 2/15/51               658,604
                                                                                      ---------------
                             Total Diversified Financials                             $     3,686,214
-----------------------------------------------------------------------------------------------------
                             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                             (Cost $6,736,927)                                        $     6,756,020
-----------------------------------------------------------------------------------------------------
                             SENIOR SECURED FLOATING RATE LOAN
                             INTERESTS -- 6.7% of Net Assets* (c)
                             CAPITAL GOODS -- 0.1%
                             Industrial Conglomerates -- 0.1%
        313,298(c)           Filtration Group Corp., Second Lien Initial Term
                             Loan, 8.25%, 11/22/21                                    $       316,037
                                                                                      ---------------
                             Total Capital Goods                                      $       316,037
-----------------------------------------------------------------------------------------------------
                             CONSUMER SERVICES -- 1.0%
                             Education Services -- 1.0%
      2,849,250(c)           McGraw-Hill School Education Holdings LLC, Term B
                             Loan, 6.25%, 12/18/19                                    $     2,858,154
                                                                                      ---------------
                             Total Consumer Services                                  $     2,858,154
-----------------------------------------------------------------------------------------------------
                             ENERGY -- 0.4%
                             Coal & Consumable Fuels -- 0.1%
        587,500(c)           PT Bumi Resources Tbk, Term Loan, 18.0%, 11/7/15         $       220,313
-----------------------------------------------------------------------------------------------------
                             Oil & Gas Drilling -- 0.3%
      1,050,500(c)           Jonah Energy LLC, Second Lien Initial Term Loan,
                             7.5%, 5/12/21                                            $       850,905
                                                                                      ---------------
                             Total Energy                                             $     1,071,218
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14 Pioneer High Income Trust | Semiannual Report | 9/30/15

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                               Value
-----------------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 1.0%
                             Health Care Equipment & Services -- 0.7%
        875,000(c)           Accellent, Inc. (Medical Device/UTI), Second Lien
                             Term Loan, 7.5%, 3/11/22                                 $       880,833
      1,140,000(c)           Concentra, Inc., Initial Term Loan, 9.0%, 6/1/23               1,146,384
                                                                                      ---------------
                                                                                      $     2,027,217
-----------------------------------------------------------------------------------------------------
                             Health Care Technology -- 0.3%
      1,155,136(c)           Medical Card System, Inc., Term Loan,
                             14.0%, 3/17/17                                           $     1,108,931
                                                                                      ---------------
                             Total Health Care Equipment & Services                   $     3,136,148
-----------------------------------------------------------------------------------------------------
                             INSURANCE -- 0.6%
                             Property & Casualty Insurance -- 0.6%
      1,885,452(c)           Confie Seguros Holding II Co., Second Lien Term
                             Loan, 10.25%, 5/8/19                                     $     1,876,025
                                                                                      ---------------
                             Total Insurance                                          $     1,876,025
-----------------------------------------------------------------------------------------------------
                             MATERIALS -- 0.2%
                             Diversified Metals & Mining -- 0.1%
        189,517(c)           FMG Resources (August 2006) Pty, Ltd. (FMG
                             America Finance, Inc.), Term Loan, 3.75%, 6/30/19        $       155,877
        131,698(d)(k)        PT Bakrie & Brothers Tbk, Facility Term Loan B,
                             8.0%, 1/20/13                                                     42,802
                                                                                      ---------------
                                                                                      $       198,679
-----------------------------------------------------------------------------------------------------
                             Steel -- 0.1%
        584,100(c)           Essar Steel Algoma, Inc., Initial Term Loan, 7.5%,
                             8/16/19                                                  $       466,306
                                                                                      ---------------
                             Total Materials                                          $       664,985
-----------------------------------------------------------------------------------------------------
                             MEDIA -- 0.5%
                             Publishing -- 0.5%
      1,195,425(c)           Cengage Learning Acquisitions, Inc. (fka TL
                             Acquisitions, Inc.), Term Loan, 7.0%, 3/31/20            $     1,191,540
        318,335(c)           Lee Enterprises, Inc., First Lien Term Loan,
                             7.25%, 3/31/19                                                   316,934
                                                                                      ---------------
                             Total Media                                              $     1,508,474
-----------------------------------------------------------------------------------------------------
                             PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                             SCIENCES -- 1.3%
                             Biotechnology -- 1.3%
      4,094,738              Lantheus Medical Imaging, Inc., Term Loan,
                             7.0%, 6/30/22                                            $     3,890,001
                                                                                      ---------------
                             Total Pharmaceuticals, Biotechnology & Life Sciences     $     3,890,001
-----------------------------------------------------------------------------------------------------
                             RETAILING -- 0.8%
                             Automotive Retail -- 0.5%
      1,546,875(c)           CWGS Group LLC, Term Loan, 5.25%, 2/20/20                $     1,549,775
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/15 15

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                               Value
-----------------------------------------------------------------------------------------------------
                             Computer & Electronics Retail -- 0.3%
      1,164,144(c)           Targus Group International, Inc., Term Loan,
                             14.75%, 5/24/16                                          $       873,108
                                                                                      ---------------
                             Total Retailing                                          $     2,422,883
-----------------------------------------------------------------------------------------------------
                             SOFTWARE & SERVICES -- 0.8%
                             Application Software -- 0.8%
      2,500,000(c)           Vertafore, Inc., Second Lien Term Loan, 9.75%,
                             10/27/17                                                 $     2,519,532
                                                                                      ---------------
                             Total Software & Services                                $     2,519,532
-----------------------------------------------------------------------------------------------------
                             TOTAL SENIOR SECURED FLOATING
                             RATE LOAN INTERESTS
                             (Cost $21,266,168)                                       $    20,263,457
-----------------------------------------------------------------------------------------------------
                             CORPORATE BONDS & NOTES -- 118.7%
                             of Net Assets
                             AUTOMOBILES & COMPONENTS -- 1.8%
                             Auto Parts & Equipment -- 1.6%
      1,140,000(e)           International Automotive Components Group SA,
                             9.125%, 6/1/18 (144A)                                    $     1,157,100
        580,000(e)           Pittsburgh Glass Works LLC, 8.0%, 11/15/18 (144A)                600,300
      2,885,000(e)           Stackpole International Intermediate / Stackpole
                             International Powder, 7.75%, 10/15/21 (144A)                   3,137,438
                                                                                      ---------------
                                                                                      $     4,894,838
-----------------------------------------------------------------------------------------------------
                             Automobile Manufacturers -- 0.2%
        500,000(e)           Chrysler Group LLC/CG Co-Issuer, Inc., 8.25%,
                             6/15/21                                                  $       530,600
                                                                                      ---------------
                             Total Automobiles & Components                           $     5,425,438
-----------------------------------------------------------------------------------------------------
                             BANKS -- 2.6%
                             Diversified Banks -- 1.1%
      1,200,000(a)           Access Bank Plc, 9.25%, 6/24/21 (144A)                   $     1,011,000
      1,650,000(a)(e)(g)     Bank of America Corp., 6.25%                                   1,612,875
        600,000(a)(e)(g)     Bank of America Corp., 6.5%                                      612,000
                                                                                      ---------------
                                                                                      $     3,235,875
-----------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- 1.5%
      4,825,000(e)           Provident Funding Associates LP / PFG Finance
                             Corp., 6.75%, 6/15/21 (144A)                             $     4,571,688
                                                                                      ---------------
                             Total Banks                                              $     7,807,563
-----------------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 8.1%
                             Aerospace & Defense -- 2.0%
      2,200,000              ADS Tactical, Inc., 11.0%, 4/1/18 (144A)                 $     2,249,500
      3,084,000(e)           DynCorp International, Inc., 10.375%, 7/1/17                   2,205,060
      1,305,000(e)           LMI Aerospace, Inc., 7.375%, 7/15/19                           1,259,325
        525,000              Triumph Group, Inc., 5.25%, 6/1/22                               483,000
                                                                                      ---------------
                                                                                      $     6,196,885
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer High Income Trust | Semiannual Report | 9/30/15

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                               Value
-----------------------------------------------------------------------------------------------------
                             Agricultural & Farm Machinery -- 0.5%
      1,890,000(e)           Titan International, Inc., 6.875%, 10/1/20               $     1,584,056
-----------------------------------------------------------------------------------------------------
                             Building Products -- 0.1%
        400,000              Griffon Corp., 5.25%, 3/1/22                             $       380,500
-----------------------------------------------------------------------------------------------------
                             Construction & Engineering -- 0.2%
      1,500,000(e)           Abengoa Finance SAU, 8.875%, 11/1/17 (144A)              $       690,000
-----------------------------------------------------------------------------------------------------
                             Electrical Components & Equipment -- 0.6%
      2,000,000(e)           WireCo WorldGroup, Inc., 9.5%, 5/15/17                   $     1,710,000
-----------------------------------------------------------------------------------------------------
                             Industrial Conglomerates -- 0.6%
        253,000(e)           Boart Longyear Management Pty, Ltd., 10.0%,
                             10/1/18 (144A)                                           $       217,580
        605,000              JB Poindexter & Co., Inc., 9.0%, 4/1/22 (144A)                   636,763
        810,000              Waterjet Holdings, Inc., 7.625%, 2/1/20 (144A)                   810,000
                                                                                      ---------------
                                                                                      $     1,664,343
-----------------------------------------------------------------------------------------------------
                             Industrial Machinery -- 2.7%
      2,575,000              Apex Tool Group LLC, 7.0%, 2/1/21 (144A)                 $     2,111,500
      1,040,000(e)           Cleaver-Brooks, Inc., 8.75%, 12/15/19 (144A)                     982,800
        697,511(f)(h)        Liberty Tire Recycling LLC, 11.0% (11.0% PIK
                             0.0% cash), 3/31/21 (144A)                                       446,407
      4,500,000(e)           Xerium Technologies, Inc., 8.875%, 6/15/18                     4,567,500
                                                                                      ---------------
                                                                                      $     8,108,207
-----------------------------------------------------------------------------------------------------
                             Trading Companies & Distributors -- 1.4%
        280,000              Fly Leasing, Ltd., 6.375%, 10/15/21                      $       282,800
      2,580,000(e)           H&E Equipment Services, Inc., 7.0%, 9/1/22                     2,502,600
      1,250,000(e)           TRAC Intermodal LLC / TRAC Intermodal Corp.,
                             11.0%, 8/15/19                                                 1,356,250
                                                                                      ---------------
                                                                                      $     4,141,650
                                                                                      ---------------
                             Total Capital Goods                                      $    24,475,641
-----------------------------------------------------------------------------------------------------
                             COMMERCIAL & PROFESSIONAL SERVICES -- 3.0%
                             Commercial Printing -- 1.1%
      1,295,000(e)           Cenveo Corp., 6.0%, 8/1/19 (144A)                        $     1,087,800
      1,675,000              Multi-Color Corp., 6.125%, 12/1/22 (144A)                      1,712,688
        860,000              Mustang Merger Corp., 8.5%, 8/15/21 (144A)                       892,250
                                                                                      ---------------
                                                                                      $     3,692,738
-----------------------------------------------------------------------------------------------------
                             Diversified Support Services -- 1.4%
      3,900,000(e)           NANA Development Corp., 9.5%, 3/15/19 (144A)             $     3,471,000
        660,000              Transfield Services, Ltd., 8.375%, 5/15/20 (144A)                678,975
                                                                                      ---------------
                                                                                      $     4,149,975
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/15 17

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                               Value
-----------------------------------------------------------------------------------------------------
                             Environmental & Facilities Services -- 0.5%
      1,370,000(e)           Safway Group Holding LLC / Safway Finance Corp.,
                             7.0%, 5/15/18 (144A)                                     $     1,402,538
                                                                                      ---------------
                             Total Commercial & Professional Services                 $     9,245,251
-----------------------------------------------------------------------------------------------------
                             CONSUMER DURABLES & APPAREL -- 5.7%
                             Homebuilding -- 2.4%
        750,000(e)           Beazer Homes USA, Inc., 9.125%, 5/15/19                  $       765,000
        800,000(e)           Brookfield Residential Properties, Inc., 6.375%,
                             5/15/25 (144A)                                                   754,000
      1,500,000              KB Home, 7.0%, 12/15/21                                        1,503,750
        790,000              KB Home, 7.5%, 9/15/22                                           803,825
      1,035,000              KB Home, 7.625%, 5/15/23                                       1,042,762
      1,975,000(e)           Rialto Holdings LLC / Rialto Corp., 7.0%,
                             12/1/18 (144A)                                                 2,004,625
        565,000              Taylor Morrison Communities, Inc. / Monarch
                             Communities, Inc., 5.625%, 3/1/24 (144A)                         542,400
                                                                                      ---------------
                                                                                      $     7,416,362
-----------------------------------------------------------------------------------------------------
                             Housewares & Specialties -- 2.0%
      1,435,000(e)           Jarden Corp., 7.5%, 5/1/17                               $     1,531,862
      3,000,000(e)           Reynolds Group Issuer, Inc., 9.0%, 4/15/19                     3,045,000
      1,430,000(e)           Reynolds Group Issuer, Inc., 9.875%, 8/15/19                   1,480,050
                                                                                      ---------------
                                                                                      $     6,056,912
-----------------------------------------------------------------------------------------------------
                             Leisure Products -- 1.3%
      4,000,000              Icon Health & Fitness, Inc., 11.875%,
                             10/15/16 (144A)                                          $     3,900,000
                                                                                      ---------------
                             Total Consumer Durables & Apparel                        $    17,373,274
-----------------------------------------------------------------------------------------------------
                             CONSUMER SERVICES -- 5.1%
                             Casinos & Gaming -- 2.6%
        686,250(d)(f)        Mashantucket Western Pequot Tribe, 6.5%
                             (5.5% PIK 1.0% cash), 7/1/36                             $         3,431
      1,700,000(e)           MGM Resorts International, 6.0%, 3/15/23                       1,651,125
      1,225,000              Scientific Games International, Inc., 6.25%, 9/1/20              878,938
      3,000,000(e)           Scientific Games International, Inc., 6.625%, 5/15/21          2,160,000
      3,800,000(e)           Scientific Games International, Inc., 10.0%, 12/1/22           3,315,500
                                                                                      ---------------
                                                                                      $     8,008,994
-----------------------------------------------------------------------------------------------------
                             Education Services -- 0.2%
        555,000              Cambium Learning Group, Inc., 9.75%, 2/15/17             $       555,000
-----------------------------------------------------------------------------------------------------
                             Hotels, Resorts, Cruise Lines -- 0.2%
        565,000              Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)              $       552,287
-----------------------------------------------------------------------------------------------------
                             Restaurants -- 0.6%
      2,000,000(e)           PF Chang's China Bistro, Inc., 10.25%,
                             6/30/20 (144A)                                           $     1,945,000
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer High Income Trust | Semiannual Report | 9/30/15

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                               Value
-----------------------------------------------------------------------------------------------------
                             Specialized Consumer Services -- 1.5%
        805,000              AVINTIV Specialty Materials, Inc., 6.875%, 6/1/19        $       853,783
      2,465,000(e)           Constellis Holdings LLC / Constellis Finance Corp.,
                             9.75%, 5/15/20 (144A)                                          2,243,150
      1,400,000(e)           StoneMor Partners LP / Cornerstone Family Services
                             of WV, 7.875%, 6/1/21                                          1,438,500
                                                                                      ---------------
                                                                                      $     4,535,433
                                                                                      ---------------
                             Total Consumer Services                                  $    15,596,714
-----------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 2.8%
                             Consumer Finance -- 0.8%
      1,030,000(e)           Jefferies Finance LLC / JFIN Co-Issuer Corp.,
                             7.375%, 4/1/20 (144A)                                    $       992,714
      1,720,000(e)           TMX Finance LLC / TitleMax Finance Corp., 8.5%,
                             9/15/18 (144A)                                                 1,354,500
                                                                                      ---------------
                                                                                      $     2,347,214
-----------------------------------------------------------------------------------------------------
                             Diversified Capital Markets -- 0.2%
        700,000(a)(e)(g)     Credit Suisse Group AG, 7.5% (144A)                      $       728,875
-----------------------------------------------------------------------------------------------------
                             Investment Banking & Brokerage -- 0.5%
      2,325,000(a)(e)(g)     Goldman Sachs Capital II, 4.0%                           $     1,679,812
-----------------------------------------------------------------------------------------------------
                             Specialized Finance -- 1.3%
        425,000              Nationstar Mortgage LLC / Nationstar Capital Corp.,
                             6.5%, 7/1/21                                             $       352,750
      2,845,000(e)           Nationstar Mortgage LLC / Nationstar Capital Corp.,
                             6.5%, 6/1/22                                                   2,268,888
      1,325,000(e)           Ocwen Financial Corp., 7.125%, 5/15/19 (144A)                  1,185,875
                                                                                      ---------------
                                                                                      $     3,807,513
                                                                                      ---------------
                             Total Diversified Financials                             $     8,563,414
-----------------------------------------------------------------------------------------------------
                             ENERGY -- 15.8%
                             Coal & Consumable Fuels -- 0.0%+
      2,125,000(d)           James River Coal Co., 7.875%, 4/1/19                     $           213
-----------------------------------------------------------------------------------------------------
                             Integrated Oil & Gas -- 0.3%
      1,214,000              Energy XXI Gulf Coast, Inc., 6.875%, 3/15/24             $       209,415
        750,000              YPF SA, 8.875%, 12/19/18 (144A)                                  723,750
                                                                                      ---------------
                                                                                      $       933,165
-----------------------------------------------------------------------------------------------------
                             Oil & Gas Drilling -- 0.9%
      2,500,000              Ocean Rig UDW, Inc., 7.25%, 4/1/19 (144A)                $     1,389,850
      1,800,000(e)           Shelf Drill Holdings, Ltd., 8.625%, 11/1/18 (144A)             1,404,000
                                                                                      ---------------
                                                                                      $     2,793,850
-----------------------------------------------------------------------------------------------------
                             Oil & Gas Equipment & Services -- 0.5%
        598,000              Exterran Partners LP / EXLP Finance Corp.,
                             6.0%, 4/1/21                                             $       505,310

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/15 19

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                               Value
-----------------------------------------------------------------------------------------------------
                             Oil & Gas Equipment & Services -- (continued)
      1,020,000              McDermott International, Inc., 8.0%, 5/1/21 (144A)       $       851,700
                                                                                      ---------------
                                                                                      $     1,357,010
-----------------------------------------------------------------------------------------------------
                             Oil & Gas Exploration & Production -- 8.1%
      2,500,000(e)           Approach Resources, Inc., 7.0%, 6/15/21                  $     1,500,000
      4,332,000(e)           Comstock Resources, Inc., 7.75%, 4/1/19                        1,083,000
      3,850,000(e)           EP Energy LLC / EP Energy Finance, Inc.,
                             9.375%, 5/1/20                                                 3,311,000
         95,000              EP Energy LLC / Everest Acquisition Finance, Inc.,
                             7.75%, 9/1/22                                                     76,000
      1,295,000(e)           EPL Oil & Gas, Inc., 8.25%, 2/15/18                              317,275
      2,015,000(e)           Gulfport Energy Corp., 7.75%, 11/1/20                          1,979,737
      1,860,000              Halcon Resources Corp., 8.875%, 5/15/21                          558,000
      3,360,000(e)           Halcon Resources Corp., 9.75%, 7/15/20                         1,142,400
      1,950,000              Legacy Reserves LP / Legacy Reserves Finance
                             Corp., 6.625%, 12/1/21                                         1,326,000
        800,000              Linn Energy LLC / Linn Energy Finance Corp.,
                             6.5%, 9/15/21                                                    166,000
      1,394,000(e)           Memorial Production Partners LP / Memorial
                             Production Finance Corp., 6.875%, 8/1/22                         850,340
      2,000,000(e)           Midstates Petroleum Co., Inc., 9.25%, 6/1/21                     390,000
      1,050,000              MIE Holdings Corp., 7.5%, 4/25/19 (144A)                         483,000
        590,000              Parsley Energy LLC / Parsley Finance Corp.,
                             7.5%, 2/15/22 (144A)                                             572,300
      2,485,000              Penn Virginia Corp., 7.25%, 4/15/19                              559,125
        750,000              Penn Virginia Corp., 8.5%, 5/1/20                                194,062
      2,750,000              PetroQuest Energy, Inc., 10.0%, 9/1/17                         2,433,750
      3,380,000(d)           Quicksilver Resources, Inc., 7.125%, 4/1/16                        1,048
        900,000              Rice Energy, Inc., 6.25%, 5/1/22                                 802,692
        735,000              RSP Permian, Inc., 6.625%, 10/1/22                               705,600
      4,035,000(e)           Sanchez Energy Corp., 7.75%, 6/15/21                           2,985,900
      1,500,000(e)           Vanguard Natural Resources LLC / VNR Finance Corp.,
                             7.875%, 4/1/20                                                   911,250
        950,000(e)           WPX Energy, Inc., 7.5%, 8/1/20                                   869,250
      1,475,000(e)           WPX Energy, Inc., 8.25%, 8/1/23                                1,338,563
                                                                                      ---------------
                                                                                      $    24,556,292
-----------------------------------------------------------------------------------------------------
                             Oil & Gas Refining & Marketing -- 2.5%
      3,859,000              Calumet Specialty Products Partners LP / Calumet
                             Finance Corp., 6.5%, 4/15/21                             $     3,473,100
        750,000(e)           Calumet Specialty Products Partners LP / Calumet
                             Finance Corp., 7.75%, 4/15/23 (144A)                             688,590
        732,632(c)           EP PetroEcuador via Noble Sovereign Funding I, Ltd.,
                             5.957%, 9/24/19                                                  565,958

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Income Trust | Semiannual Report | 9/30/15

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                               Value
-----------------------------------------------------------------------------------------------------
                             Oil & Gas Refining & Marketing -- (continued)
      3,000,000(e)           Seven Generations Energy, Ltd., 8.25%,
                             5/15/20 (144A)                                           $     2,820,000
                                                                                      ---------------
                                                                                      $     7,547,648
-----------------------------------------------------------------------------------------------------
                             Oil & Gas Storage & Transportation -- 3.5%
        875,000(e)           Crestwood Midstream Partners LP / Crestwood
                             Midstream Finance Corp., 6.25%, 4/1/23 (144A)            $       743,750
      1,524,000(c)(e)        Energy Transfer Partners LP, 3.318%, 11/1/66                   1,112,520
        350,000(a)(e)        Enterprise Products Operating LLC, 8.375%, 8/1/66                344,312
      2,500,000              Genesis Energy LP / Genesis Energy Finance Corp.,
                             6.75%, 8/1/22                                                  2,346,250
      1,410,000(e)           Global Partners LP / GLP Finance Corp.,
                             6.25%, 7/15/22                                                 1,240,800
      1,100,000              Global Partners LP / GLP Finance Corp., 7.0%,
                             6/15/23 (144A)                                                 1,025,750
        385,000              PBF Logistics LP / PBF Logistics Finance Corp.,
                             6.875%, 5/15/23 (144A)                                           333,987
      2,500,000(e)           Sunoco LP / Sunoco Finance Corp., 6.375%,
                             4/1/23 (144A)                                                  2,437,500
      1,185,000              Western Refining Logistics LP / WNRL Finance Corp.,
                             7.5%, 2/15/23                                                  1,176,113
                                                                                      ---------------
                                                                                      $    10,760,982
                                                                                      ---------------
                             Total Energy                                             $    47,949,160
-----------------------------------------------------------------------------------------------------
                             FOOD & STAPLES RETAILING -- 0.5%
                             Food Retail -- 0.5%
      1,505,000(e)           Tops Holding LLC / Tops Markets II Corp.,
                             8.0%, 6/15/22 (144A)                                     $     1,505,000
                                                                                      ---------------
                             Total Food & Staples Retailing                           $     1,505,000
-----------------------------------------------------------------------------------------------------
                             FOOD, BEVERAGE & TOBACCO -- 8.2%
                             Agricultural Products -- 1.1%
      2,100,000(e)           Pinnacle Operating Corp., 9.0%, 11/15/20 (144A)          $     2,037,000
      1,215,000              Southern States Cooperative, Inc., 10.0%,
                             8/15/21 (144A)                                                 1,069,200
        575,000              Tonon Luxembourg SA, 10.5%, 5/14/24 (144A)                       258,750
                                                                                      ---------------
                                                                                      $     3,364,950
-----------------------------------------------------------------------------------------------------
                             Packaged Foods & Meats -- 5.5%
        775,000              Bertin SA / Bertin Finance, Ltd., 10.25%,
                             10/5/16 (144A)                                           $       816,656
      1,250,000              CFG Investment SAC, 9.75%, 7/30/19 (144A)                        750,000
        318,000(e)           Chiquita Brands International, Inc. / Chiquita
                             Brands LLC, 7.875%, 2/1/21                                       337,875
      3,500,000(e)           FAGE Dairy Industry SA / FAGE USA Dairy Industry, Inc.,
                             9.875%, 2/1/20 (144A)                                          3,640,000

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/15 21

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                               Value
-----------------------------------------------------------------------------------------------------
                             Packaged Foods & Meats -- (continued)
      1,240,000              Marfrig Holding Europe BV, 6.875%, 6/24/19 (144A)        $     1,063,300
      1,000,000              Marfrig Holding Europe BV, 8.375%, 5/9/18 (144A)                 932,500
      1,200,000              Marfrig Holding Europe BV, 11.25%, 9/20/21 (144A)              1,146,000
      3,400,000(e)           Minerva Luxembourg SA, 7.75%, 1/31/23 (144A)                   2,975,000
        400,000              Minerva Luxembourg SA, 12.25%, 2/10/22 (144A)                    432,040
      2,000,000(e)           Post Holdings, Inc., 6.0%, 12/15/22 (144A)                     1,917,500
      2,100,000(e)           Post Holdings, Inc., 7.375%, 2/15/22                           2,131,500
        500,000              Post Holdings, Inc., 8.0%, 7/15/25 (144A)                        515,000
                                                                                      ---------------
                                                                                      $    16,657,371
-----------------------------------------------------------------------------------------------------
                             Soft Drinks -- 0.5%
      1,625,000(e)           Cott Beverages, Inc., 5.375%, 7/1/22                     $     1,574,203
-----------------------------------------------------------------------------------------------------
                             Tobacco -- 1.1%
      3,835,000(e)           Alliance One International, Inc., 9.875%, 7/15/21        $     3,278,925
                                                                                      ---------------
                             Total Food, Beverage & Tobacco                           $    24,875,449
-----------------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 5.3%
                             Health Care Facilities -- 1.9%
      2,560,000(e)           CHS/Community Health Systems, Inc.,
                             6.875%, 2/1/22                                           $     2,614,298
      2,400,000(e)           Kindred Healthcare, Inc., 6.375%, 4/15/22                      2,382,000
        835,000(e)           Universal Hospital Services, Inc., 7.625%, 8/15/20               782,812
                                                                                      ---------------
                                                                                      $     5,779,110
-----------------------------------------------------------------------------------------------------
                             Health Care Services -- 2.1%
      2,250,000(e)           BioScrip, Inc., 8.875%, 2/15/21                          $     1,732,500
      2,000,000(e)           Kindred Escrow Corp. II, 8.0%, 1/15/20 (144A)                  2,120,000
      2,380,000(e)           Truven Health Analytics, Inc., 10.625%, 6/1/20                 2,487,100
                                                                                      ---------------
                                                                                      $     6,339,600
-----------------------------------------------------------------------------------------------------
                             Health Care Supplies -- 1.0%
      3,000,000(e)           Immucor, Inc., 11.125%, 8/15/19                          $     3,090,000
-----------------------------------------------------------------------------------------------------
                             Health Care Technology -- 0.3%
        900,000(e)           Emdeon, Inc., 11.0%, 12/31/19                            $       958,500
                                                                                      ---------------
                             Total Health Care Equipment & Services                   $    16,167,210
-----------------------------------------------------------------------------------------------------
                             HOUSEHOLD & PERSONAL PRODUCTS -- 2.0%
                             Household Products -- 0.7%
      2,220,000              Springs Industries, Inc., 6.25%, 6/1/21                  $     2,197,800
-----------------------------------------------------------------------------------------------------
                             Personal Products -- 1.3%
      1,745,000(e)           Albea Beauty Holdings SA, 8.375%, 11/1/19 (144A)         $     1,832,250
      2,315,000(e)           Monitronics International, Inc., 9.125%, 4/1/20                2,083,500
                                                                                      ---------------
                                                                                      $     3,915,750
                                                                                      ---------------
                             Total Household & Personal Products                      $     6,113,550
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Income Trust | Semiannual Report | 9/30/15

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                               Value
-----------------------------------------------------------------------------------------------------
                             INSURANCE -- 13.6%
                             Insurance Brokers -- 0.3%
      1,000,000(e)           USI, Inc., 7.75%, 1/15/21 (144A)                         $       978,750
-----------------------------------------------------------------------------------------------------
                             Multi-Line Insurance -- 2.1%
      3,075,000(a)(e)        Liberty Mutual Group, Inc., 10.75%, 6/15/58 (144A)       $     4,620,188
      1,100,000(e)           MetLife, Inc., 10.75%, 8/1/39                                  1,716,000
                                                                                      ---------------
                                                                                      $     6,336,188
-----------------------------------------------------------------------------------------------------
                             Property & Casualty Insurance -- 3.0%
      3,000,000(b)(h)        Fixed Income Trust, Series 2013-A, 0.0%,
                             10/15/97 (144A)                                          $     2,124,890
      5,300,000(e)           Hanover Insurance Corp., 7.625%, 10/15/25                      6,732,791
        265,000(a)(e)(g)     White Mountains Insurance Group, Ltd.,
                             7.506% (144A)                                                    267,650
                                                                                      ---------------
                                                                                      $     9,125,331
-----------------------------------------------------------------------------------------------------
                             Reinsurance -- 8.2%
        500,000(c)           Alamo Re, Ltd., 5.9%, 6/7/18 (144A) (Cat Bond)           $       516,800
        875,402(i)           Altair Re II, Ltd. (Willis Securities, Inc.), Variable
                             Rate Notes, 6/30/16                                               61,453
        800,000(i)           Altair Re III, Ltd. (Willis Securities, Inc.), Variable
                             Rate Notes, 6/30/17                                              834,400
        500,000(i)           Arlington Segregated Account (Kane SAC, Ltd.),
                             Variable Rate Notes, 8/31/16                                     513,600
        250,000(c)           Atlas Reinsurance VII, Ltd., 8.325%, 1/7/16
                             (144A) (Cat Bond)                                                253,150
        500,000(c)           Blue Danube II, Ltd., 4.368%, 5/23/16 (144A)
                             (Cat Bond)                                                       504,250
        500,000(c)           Caelus Re, Ltd., Series 2013-1, Class A, 5.24%,
                             3/7/16 (144A) (Cat Bond)                                         505,200
        400,000(c)           Caelus Re, Ltd., Series 2013-2, Class A, 6.84%,
                             4/7/20 (144A) (Cat Bond)                                         413,200
        700,000(i)           Carnoustie Segregated Account (Kane SAC, Ltd.),
                             Variable Rate Notes, 2/19/16                                     763,490
        500,000(i)           Clarendon Segregated Account (Kane SAC, Ltd.),
                             Variable Rate Notes, 6/15/16                                     491,850
        500,000(c)           Compass Re II, Ltd., 10.111%, 12/8/15 (144A)
                             (Cat Bond)                                                       494,100
        250,000(c)           East Lane Re V, Ltd., 9.0%, 3/16/16 (144A)
                             (Cat Bond)                                                       257,950
        913,500(i)           Exeter Segregated Account (Kane SAC, Ltd.),
                             Variable Rate Notes, 1/7/16                                      976,897
        600,000(i)           Fairfield Segregated Account (Kane SAC, Ltd.),
                             Variable Rate Notes, 2/2/16                                      586,920
        500,000(c)           Galileo Re, Ltd., 7.4%, 1/9/17 (144A) (Cat Bond)                 509,850
      1,300,000(i)           Gullane Segregated Account (Kane SAC, Ltd.),
                             Variable Rate Notes, 1/22/17                                   1,425,710

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/15 23

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                               Value
-----------------------------------------------------------------------------------------------------
                             Reinsurance -- (continued)
        630,750(i)           Hereford Segregated Account (Kane SAC, Ltd.),
                             Variable Rate Notes, 1/12/16                             $       724,479
        750,000(c)           Kilimanjaro Re, Ltd., 4.74%, 4/30/18 (144A)
                             (Cat Bond)                                                       754,425
        500,000(i)           Kingsbarns Segregated Account (Kane SAC, Ltd.),
                             Variable Rate Notes, 12/18/15                                    482,450
      1,000,000(i)           Lahinch Segregated Account (Kane SAC, Ltd.),
                             Variable Rate Notes, 6/15/16                                     996,000
        760,000(i)           Lorenz Re, Ltd. (Prime, Ltd.), Variable Rates Notes,
                             3/31/18                                                          804,156
        622,533(i)           Muirfield Segregated Account (Kane SAC, Ltd.),
                             Variable Rate Notes, 1/12/16                                     683,417
      1,000,000(i)           Pangaea Re IX Segregated Account (Kane SAC, Ltd.),
                             Variable Rate Notes, 7/1/18                                       18,000
      1,000,000(i)           Pangaea Re Segregated Account (Kane SAC, Ltd.),
                             Series 2015-1, Variable Rate Notes, 2/1/19                     1,129,300
      1,000,000(i)           Pangaea Re Segregated Account (Kane SAC, Ltd.),
                             Series 2015-2 Variable Rate Notes, 2/1/19                      1,032,900
        250,000(c)           Residential Reinsurance 2011, Ltd., 8.9%,
                             12/7/15 (144A) (Cat Bond)                                        251,700
        250,000(c)           Residential Reinsurance 2012, Ltd., 8.0%,
                             6/6/16 (144A) (Cat Bond)                                         261,075
        250,000(c)           Residential Reinsurance 2012, Ltd., 10.0%,
                             6/6/16 (144A) (Cat Bond)                                         264,050
        400,000(c)           Residential Reinsurance 2012, Ltd., 12.74%,
                             12/6/16 (144A) (Cat Bond)                                        424,440
        250,000(c)           Residential Reinsurance 2012, Ltd., 19.0%,
                             12/6/16 (144A) (Cat Bond)                                        273,675
        400,000(c)           Residential Reinsurance 2012, Ltd., 22.0%,
                             6/6/16 (144A) (Cat Bond)                                         441,640
        250,000(c)           Residential Reinsurance 2013, Ltd., 9.24%,
                             6/6/17 (144A) (Cat Bond)                                         264,575
        500,000(c)           Sanders Re, Ltd., Series 2013-1, Class B, 4.0%,
                             5/5/17 (144A) (Cat Bond)                                         503,800
          3,439(i)           Sector Re V, Ltd. (Swiss Re), Series 3, Class C,
                             Variable Rate Notes, 12/1/17 (144A)                               14,697
          1,463(i)           Sector Re V, Ltd. (Swiss Re), Series 4, Class A,
                             Variable Rate Notes, 3/30/19 (144A)                               34,260
        800,000(i)           Sector Re V, Ltd. (Swiss Re), Series 4, Class C,
                             Variable Rate Notes, 12/1/19 (144A)                              891,840
        750,000(i)           Sector Re V, Ltd. (Swiss Re), Series 5, Class F,
                             Variable Rate Notes, 3/1/20 (144A)                               786,225
        600,000(i)           Silverton Re, Ltd. (Aon Benfield Securities, Inc.),
                             Variable Rate Notes, 9/16/16 (144A)                               12,000
        800,000(i)           Silverton Re, Ltd. (Aon Benfield Securities, Inc.),
                             Variable Rate Notes, 9/18/17 (144A)                              904,000

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Income Trust | Semiannual Report | 9/30/15

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                               Value
-----------------------------------------------------------------------------------------------------
                             Reinsurance -- (continued)
        500,000(i)           St. Andrews Segregated Account (Kane SAC, Ltd.),
                             Variable Rate Notes, 1/22/16                             $       521,400
        300,000(c)           Tar Heel Re, Ltd., Series 2013-1, Class A, 8.5%,
                             5/9/16 (144A) (Cat Bond)                                         311,400
        642,367(i)           Troon Segregated Account (Kane SAC, Ltd.),
                             Variable Rate Notes, 1/12/16                                     687,654
      1,012,000(i)           Turnberry Segregated Account (Kane SAC, Ltd.),
                             Variable Rate Notes, 1/15/16                                   1,026,067
      1,250,000(i)           Versutus, Ltd. (MMC Securities), Series 2015-A,
                             Variable Rate Notes, 12/31/17                                  1,412,500
                                                                                      ---------------
                                                                                      $    25,020,945
                                                                                      ---------------
                             Total Insurance                                          $    41,461,214
-----------------------------------------------------------------------------------------------------
                             MATERIALS -- 14.6%
                             Commodity Chemicals -- 2.3%
      3,250,000(e)           Basell Finance Co., BV, 8.1%, 3/15/27 (144A)             $     4,199,432
      3,625,000(e)           Rain CII Carbon LLC / CII Carbon Corp., 8.25%,
                             1/15/21 (144A)                                                 2,900,000
                                                                                      ---------------
                                                                                      $     7,099,432
-----------------------------------------------------------------------------------------------------
                             Construction Materials -- 0.2%
        595,000(e)           Unifrax I LLC / Unifrax Holding Co., 7.5%,
                             2/15/19 (144A)                                           $       583,100
-----------------------------------------------------------------------------------------------------
                             Diversified Chemicals -- 0.6%
        210,000              Blue Cube Spinco, Inc., 9.75%, 10/15/23 (144A)           $       218,400
        210,000              Blue Cube Spinco, Inc., 10.0%, 10/15/25 (144A)                   218,138
      2,010,000(e)           Evolution Escrow Issuer LLC, 7.5%, 3/15/22 (144A)              1,271,325
                                                                                      ---------------
                                                                                      $     1,707,863
-----------------------------------------------------------------------------------------------------
                             Diversified Metals & Mining -- 1.6%
        725,000              FMG Resources August 2006 Pty, Ltd., 9.75%,
                             3/1/22 (144A)                                            $       675,156
      2,000,000(e)           Global Brass & Copper, Inc., 9.5%, 6/1/19                      2,167,500
      1,747,928              Mirabela Nickel, Ltd., 9.5%, 6/24/19                             873,964
      1,410,000              Prince Mineral Holding Corp., 11.5%, 12/15/19
                             (144A)                                                         1,184,400
                                                                                      ---------------
                                                                                      $     4,901,020
-----------------------------------------------------------------------------------------------------
                             Forest Products -- 1.0%
      4,000,000(e)           Millar Western Forest Products, Ltd., 8.5%, 4/1/21       $     2,920,000
-----------------------------------------------------------------------------------------------------
                             Gold -- 0.8%
      3,255,000(e)           IAMGOLD Corp., 6.75%, 10/1/20 (144A)                     $     2,343,600
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/15 25

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                               Value
-----------------------------------------------------------------------------------------------------
                             Metal & Glass Containers -- 0.8%
      1,633,288(f)           Ardagh Finance Holdings SA, 8.625%
                             (8.625% PIK 0.0% cash), 6/15/19 (144A)                   $     1,665,954
        500,000              Beverage Packaging Holdings Luxembourg II
                             SA / Beverage Packaging Holdings II Is, 6.0%,
                             6/15/17 (144A)                                                   489,375
        445,000              Coveris Holdings SA, 7.875%, 11/1/19 (144A)                      421,637
                                                                                      ---------------
                                                                                      $     2,576,966
-----------------------------------------------------------------------------------------------------
                             Paper Packaging -- 2.1%
        485,000(e)           AEP Industries, Inc., 8.25%, 4/15/19                     $       493,487
      2,220,000(e)           Coveris Holding Corp., 10.0%, 6/1/18 (144A)                    2,286,600
 EUR  3,105,000              SIG Combibloc Holdings SCA, 7.75%,
                             2/15/23 (144A)                                                 3,553,242
                                                                                      ---------------
                                                                                      $     6,333,329
-----------------------------------------------------------------------------------------------------
                             Paper Products -- 1.0%
      1,590,000(e)           Appvion, Inc., 9.0%, 6/1/20 (144A)                       $       795,000
      2,250,000              Mercer International, Inc., 7.0%, 12/1/19                      2,272,500
                                                                                      ---------------
                                                                                      $     3,067,500
-----------------------------------------------------------------------------------------------------
                             Specialty Chemicals -- 1.3%
        945,000(e)           A Schulman, Inc., 6.875%, 6/1/23 (144A)                  $       890,663
        400,000              Hexion US Finance Corp., 6.625%, 4/15/20                         340,000
      3,330,000              Hexion US Finance Corp., 9.0%, 11/15/20                        1,998,000
        850,000              Rentech Nitrogen Partners LP / Rentech Nitrogen
                             Finance Corp., 6.5%, 4/15/21 (144A)                              841,500
                                                                                      ---------------
                                                                                      $     4,070,163
-----------------------------------------------------------------------------------------------------
                             Steel -- 2.9%
      1,125,000(e)           Cliffs Natural Resources, Inc., 8.25%, 3/31/20 (144A)    $       990,000
        815,000(e)           JMC Steel Group, Inc., 8.25%, 3/15/18 (144A)                     554,200
      2,483,000              Optima Specialty Steel, Inc., 12.5%, 12/15/16 (144A)           2,334,020
      3,750,000(e)           Ryerson, Inc., 9.0%, 10/15/17                                  3,346,875
        720,000              SunCoke Energy Partners LP / SunCoke Energy
                             Partners Finance Corp., 7.375%, 2/1/20 (144A)                    637,056
      1,195,000              United States Steel Corp., 7.5%, 3/15/22                         944,050
                                                                                      ---------------
                                                                                      $     8,806,201
                                                                                      ---------------
                             Total Materials                                          $    44,409,174
-----------------------------------------------------------------------------------------------------
                             MEDIA -- 4.4%
                             Broadcasting -- 0.2%
      1,000,000(e)           Intelsat Luxembourg SA, 7.75%, 6/1/21                    $       660,000
-----------------------------------------------------------------------------------------------------
                             Movies & Entertainment -- 3.2%
      2,765,000(e)           AMC Entertainment, Inc., 9.75%, 12/1/20                  $     2,903,250
      1,400,000(e)           Gibson Brands, Inc., 8.875%, 8/1/18 (144A)                     1,235,500
      1,115,000              Regal Entertainment Group, 5.75%, 2/1/25                       1,053,675

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Income Trust | Semiannual Report | 9/30/15

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                               Value
-----------------------------------------------------------------------------------------------------
                             Movies & Entertainment -- (continued)
      1,890,000(e)           SFX Entertainment, Inc., 9.625%, 2/1/19 (144A)           $     1,219,050
      3,575,000(e)           WMG Acquisition Corp., 6.75%, 4/15/22 (144A)                   3,360,500
                                                                                      ---------------
                                                                                      $     9,771,975
-----------------------------------------------------------------------------------------------------
                             Publishing -- 1.0%
      2,950,000(e)           MPL 2 Acquisition Canco, Inc., 9.875%,
                             8/15/18 (144A)                                           $     3,053,250
                                                                                      ---------------
                             Total Media                                              $    13,485,225
-----------------------------------------------------------------------------------------------------
                             PHARMACEUTICALS, BIOTECHNOLOGY &
                             LIFE SCIENCES -- 2.3%
                             Biotechnology -- 0.5%
      1,400,000(e)           ConvaTec Healthcare E SA, 10.5%, 12/15/18 (144A)         $     1,445,500
-----------------------------------------------------------------------------------------------------
                             Pharmaceuticals -- 1.8%
      1,508,000(e)           DPx Holdings BV (FKA JLL/Delta Dutch Newco BV),
                             7.5%, 2/1/22 (144A)                                      $     1,523,080
      1,490,000              Endo Finance LLC / Endo, Ltd. / Endo Finco, Inc.,
                             6.0%, 7/15/23 (144A)                                           1,471,375
        780,000              Endo Finance LLC / Endo, Ltd. / Endo Finco, Inc.,
                             6.0%, 2/1/25 (144A)                                              757,575
      1,900,000(e)           VRX Escrow Corp., 5.875%, 5/15/23 (144A)                       1,815,687
                                                                                      ---------------
                                                                                      $     5,567,717
                                                                                      ---------------
                             Total Pharmaceuticals, Biotechnology & Life Sciences     $     7,013,217
-----------------------------------------------------------------------------------------------------
                             REAL ESTATE -- 1.1%
                             Diversified Real Estate Activities -- 0.1%
        330,000              Alam Synergy Pte, Ltd., 9.0%, 1/29/19 (144A)             $       295,350
-----------------------------------------------------------------------------------------------------
                             Specialized REIT -- 1.0%
      3,480,000(e)           Communications Sales & Leasing, Inc. / CSL
                             Capital LLC, 8.25%, 10/15/23                             $     2,975,400
                                                                                      ---------------
                             Total Real Estate                                        $     3,270,750
-----------------------------------------------------------------------------------------------------
                             RETAILING -- 4.1%
                             Automotive Retail -- 1.4%
      1,385,000(e)           Asbury Automotive Group, Inc., 6.0%, 12/15/24            $     1,433,475
      3,260,000(e)           DriveTime Automotive Group, Inc. / DT Acceptance
                             Corp., 8.0%, 6/1/21 (144A)                                     2,934,000
                                                                                      ---------------
                                                                                      $     4,367,475
-----------------------------------------------------------------------------------------------------
                             Computer & Electronics Retail -- 1.1%
      3,305,000(e)           Rent-A-Center, Inc., 6.625%, 11/15/20                    $     3,238,900
-----------------------------------------------------------------------------------------------------
                             Department Stores -- 0.6%
        935,000(e)           Argos Merger Sub, Inc., 7.125%, 3/15/23 (144A)           $       945,519
        900,000(e)           Neiman Marcus Group, Ltd., LLC, 8.0%,
                             10/15/21 (144A)                                                  927,000
                                                                                      ---------------
                                                                                      $     1,872,519
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/15 27

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                               Value
-----------------------------------------------------------------------------------------------------
                             Speciality Stores -- 1.0%
      2,135,000              Outerwall, Inc., 5.875%, 6/15/21                         $     1,998,894
        200,000              Outerwall, Inc., 6.0%, 3/15/19                                   199,000
        685,000              Radio Systems Corp., 8.375%, 11/1/19 (144A)                      718,393
                                                                                      ---------------
                                                                                      $     2,916,287
                                                                                      ---------------
                             Total Retailing                                          $    12,395,181
-----------------------------------------------------------------------------------------------------
                             SEMICONDUCTORS & SEMICONDUCTOR
                             EQUIPMENT -- 0.9%
                             Semiconductors -- 0.9%
        995,000(e)           Advanced Micro Devices, Inc., 7.0%, 7/1/24               $       616,900
      3,250,000(e)           Advanced Micro Devices, Inc., 7.5%, 8/15/22                    2,080,000
                                                                                      ---------------
                             Total Semiconductors & Semiconductor Equipment           $     2,696,900
-----------------------------------------------------------------------------------------------------
                             SOFTWARE & SERVICES -- 2.7%
                             Data Processing & Outsourced Services -- 2.0%
      1,783,000(e)           First Data Corp., 8.25%, 1/15/21 (144A)                  $     1,849,862
        422,000              First Data Corp., 10.625%, 6/15/21                               462,618
      1,783,000(e)           First Data Corp., 12.625%, 1/15/21                             2,025,934
      1,650,000(e)(f)        Igloo Holdings Corp., 8.25% (9.0% PIK 8.25% cash),
                             12/15/17 (144A)                                                1,654,125
                                                                                      ---------------
                                                                                      $     5,992,539
-----------------------------------------------------------------------------------------------------
                             Internet Software & Services -- 0.7%
        755,000              Bankrate, Inc., 6.125%, 8/15/18 (144A)                   $       736,125
      1,500,000              Cimpress NV, 7.0%, 4/1/22 (144A)                               1,447,500
                                                                                      ---------------
                                                                                      $     2,183,625
                                                                                      ---------------
                             Total Software & Services                                $     8,176,164
-----------------------------------------------------------------------------------------------------
                             TECHNOLOGY HARDWARE & EQUIPMENT -- 1.3%
                             Communications Equipment -- 1.0%
      2,400,000(e)(f)        CommScope Holding Co., Inc., 6.625% (7.375%
                             PIK 6.625% cash), 6/1/20 (144A)                          $     2,460,000
        645,000(e)           CommScope Technologies Finance LLC, 6.0%,
                             6/15/25 (144A)                                                   618,800
                                                                                      ---------------
                                                                                      $     3,078,800
-----------------------------------------------------------------------------------------------------
                             Electronic Equipment & Instruments -- 0.3%
        745,000(e)           Zebra Technologies Corp., 7.25%, 10/15/22 (144A)         $       793,425
                                                                                      ---------------
                             Total Technology Hardware & Equipment                    $     3,872,225
-----------------------------------------------------------------------------------------------------
                             TELECOMMUNICATION SERVICES -- 5.6%
                             Integrated Telecommunication Services -- 3.6%
      2,000,000              Frontier Communications Corp., 7.125%, 1/15/23           $     1,643,800
      1,400,000(e)           Frontier Communications Corp., 7.625%, 4/15/24                 1,169,000
      1,330,000(e)           Frontier Communications Corp., 11.0%,
                             9/15/25 (144A)                                                 1,286,775
      1,975,000(e)           GCI, Inc., 6.75%, 6/1/21                                       2,009,562

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Income Trust | Semiannual Report | 9/30/15

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                               Value
-----------------------------------------------------------------------------------------------------
                             Integrated Telecommunication Services -- (continued)
      1,725,000(e)           GCI, Inc., 6.875%, 4/15/25                               $     1,733,625
      4,200,000(e)           Windstream Corp., 7.5%, 6/1/22                                 3,171,000
                                                                                      ---------------
                                                                                      $    11,013,762
-----------------------------------------------------------------------------------------------------
                             Wireless Telecommunication Services -- 2.0%
      1,085,000(e)           Altice Financing SA, 6.625%, 2/15/23 (144A)              $     1,043,634
        300,000(e)           Altice Finco SA, 8.125%, 1/15/24 (144A)                          285,750
      3,080,000(e)           Sprint Corp., 7.125%, 6/15/24                                  2,370,368
      2,150,000(e)           Sprint Corp., 7.25%, 9/15/21                                   1,760,313
        400,000              Unison Ground Lease Funding LLC, 5.78%,
                             3/15/20 (144A)                                                   399,816
                                                                                      ---------------
                                                                                      $     5,859,881
                                                                                      ---------------
                             Total Telecommunication Services                         $    16,873,643
-----------------------------------------------------------------------------------------------------
                             TRANSPORTATION -- 4.1%
                             Air Freight & Logistics -- 0.3%
      1,005,000(e)           XPO Logistics, Inc., 7.875%, 9/1/19 (144A)               $       979,875
-----------------------------------------------------------------------------------------------------
                             Airlines -- 1.3%
      1,295,000              Gol LuxCo SA, 8.875%, 1/24/22 (144A)                     $       789,950
        360,000              Intrepid Aviation Group Holdings LLC / Intrepid
                             Finance Co., 6.875%, 2/15/19 (144A)                              324,000
      2,050,000              Intrepid Aviation Group Holdings LLC /
                             Intrepid Finance Co., 8.25%, 7/15/17 (144A)                    2,034,625
        600,000(e)           United Continental Holdings, Inc., 6.375%, 6/1/18                630,000
                                                                                      ---------------
                                                                                      $     3,778,575
-----------------------------------------------------------------------------------------------------
                             Marine -- 0.3%
      1,025,000              Navios South American Logistics, Inc. / Navios
                             Logistics Finance US, Inc., 7.25%, 5/1/22 (144A)         $       922,500
-----------------------------------------------------------------------------------------------------
                             Railroads -- 0.7%
       899,726 (f)           AAF Holdings LLC / AAF Finance Co., 12.0%
                             (12.75% PIK 12.0% cash), 7/1/19 (144A)                   $       886,230
      1,520,000              Florida East Coast Holdings Corp., 9.75%,
                             5/1/20 (144A)                                                  1,368,000
                                                                                      ---------------
                                                                                      $     2,254,230
-----------------------------------------------------------------------------------------------------
                             Trucking -- 1.5%
      3,500,000(e)           Jack Cooper Holdings Corp., 10.25%, 6/1/20 (144A)        $     3,150,000
      2,000,000              Syncreon Group BV / Syncreon Global Finance US,
                             Inc., 8.625%, 11/1/21 (144A)                                   1,490,000
                                                                                      ---------------
                                                                                      $     4,640,000
                                                                                      ---------------
                             Total Transportation                                     $    12,575,180
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/15 29

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                               Value
-----------------------------------------------------------------------------------------------------
                             UTILITIES -- 3.1%
                             Electric Utilities -- 1.0%
      1,095,000              ContourGlobal Power Holdings SA, 7.125%,
                             6/1/19 (144A)                                            $     1,097,847
      1,010,000(a)(e)        Enel SpA, 8.75%, 9/24/73 (144A)                                1,158,692
        900,000              PPL Energy Supply LLC, 6.5%, 6/1/25 (144A)                       774,000
                                                                                      ---------------
                                                                                      $     3,030,539
-----------------------------------------------------------------------------------------------------
                             Independent Power Producers & Energy Traders -- 1.4%
      2,675,000(e)           NRG Energy, Inc., 6.25%, 5/1/24                          $     2,360,687
      1,905,000(e)           TerraForm Global Operating LLC, 9.75%,
                             8/15/22 (144A)                                                 1,528,763
        420,000              TerraForm Power Operating LLC, 6.125%,
                             6/15/25 (144A)                                                   363,300
                                                                                      ---------------
                                                                                      $     4,252,750
-----------------------------------------------------------------------------------------------------
                             Multi-Utilities -- 0.7%
      2,135,574              Ormat Funding Corp., 8.25%, 12/30/20                     $     2,135,574
                                                                                      ---------------
                             Total Utilities                                          $     9,418,863
-----------------------------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS & NOTES
                             (Cost $396,473,260)                                      $   360,745,400
-----------------------------------------------------------------------------------------------------
                             CONVERTIBLE BONDS & NOTES -- 5.1%
                             of Net Assets
                             CAPITAL GOODS -- 1.2%
                             Construction & Farm Machinery & Heavy Trucks -- 1.2%
      2,625,000(e)           Meritor, Inc., 7.875%, 3/1/26                            $     3,560,156
                                                                                      ---------------
                             Total Capital Goods                                      $     3,560,156
-----------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 0.1%
                             Asset Management & Custody Banks -- 0.1%
        400,000              Apollo Investment Corp., 5.75%, 1/15/16                  $       402,000
                                                                                      ---------------
                             Total Diversified Financials                             $       402,000
-----------------------------------------------------------------------------------------------------
                             ENERGY -- 0.6%
                             Coal & Consumable Fuels -- 0.0%+
      1,905,000              Massey Energy Co., 3.25%, 8/1/16                         $       114,300
-----------------------------------------------------------------------------------------------------
                             Oil & Gas Drilling -- 0.2%
      2,265,000(e)           Hercules Offshore, Inc., 3.375%, 6/1/38                  $       554,925
-----------------------------------------------------------------------------------------------------
                             Oil & Gas Exploration & Production -- 0.4%
      1,340,000(e)           Chesapeake Energy Corp., 2.5%, 5/15/37                   $     1,152,400
                                                                                      ---------------
                             Total Energy                                             $     1,821,625
-----------------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 1.6%
                             Health Care Equipment & Services -- 1.6%
      2,837,000(b)(e)        Hologic, Inc., 2.0%, 12/15/37                            $     4,842,405
                                                                                      ---------------
                             Total Health Care Equipment & Services                   $     4,842,405
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Income Trust | Semiannual Report | 9/30/15

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                               Value
-----------------------------------------------------------------------------------------------------
                             MATERIALS -- 1.2%
                             Diversified Chemicals -- 1.2%
      4,000,000(j)           Hercules, Inc., 6.5%, 6/30/29                            $     3,507,500
                                                                                      ---------------
                             Total Materials                                          $     3,507,500
-----------------------------------------------------------------------------------------------------
                             PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                             SCIENCES -- 0.4%
                             Biotechnology -- 0.4%
      1,400,000              Corsicanto, Ltd., 3.5%, 1/15/32                          $     1,286,250
                                                                                      ---------------
                             Total Pharmaceuticals, Biotechnology & Life Sciences     $     1,286,250
-----------------------------------------------------------------------------------------------------
                             SEMICONDUCTORS & SEMICONDUCTOR
                             EQUIPMENT -- 0.0%+
                             Semiconductors -- 0.0%+
        166,380(f)           LDK Solar Co., Ltd., 5.535% (5.535% PIK 0.000%
                             cash), 12/31/18                                          $        24,957
         42,000(d)(k)        Suntech Power Holdings Co., Ltd., 3.0%, 3/15/13                      147
                                                                                      ---------------
                             Total Semiconductors & Semiconductor Equipment           $        25,104
-----------------------------------------------------------------------------------------------------
                             TOTAL CONVERTIBLE BONDS & NOTES
                             (Cost $14,721,236)                                       $    15,445,040
-----------------------------------------------------------------------------------------------------
                             U.S . GOVERNMENT AND AGENCY
                             OBLIGATION -- 0.8% of Net Assets
      2,330,100(c)           U.S. Treasury Notes, 0.085%, 7/31/16                     $     2,330,296
-----------------------------------------------------------------------------------------------------
                             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATION
                             (Cost $2,330,440)                                        $     2,330,296
-----------------------------------------------------------------------------------------------------
                             SOVEREIGN DEBT OBLIGATION -- 0.5% of
                             Net Assets
                             Russia -- 0.5%
      1,380,400(b)           Russian Government International Bond,
                             7.5%, 3/31/30                                            $     1,623,695
-----------------------------------------------------------------------------------------------------
                             TOTAL SOVEREIGN DEBT OBLIGATION
                             (Cost $1,001,445)                                        $     1,623,695
-----------------------------------------------------------------------------------------------------
                             TAX EXEMPT OBLIGATION -- 1.1% of Net Assets (l)
                             New York -- 1.1%
      3,475,000              New York City Industrial Development Agency,
                             British Airways Plc Project, 7.625%, 12/1/32             $     3,523,303
-----------------------------------------------------------------------------------------------------
                             TOTAL TAX EXEMPT OBLIGATION
                             (Cost $3,131,246)                                        $     3,523,303
-----------------------------------------------------------------------------------------------------
                             MUNICIPAL COLLATERALIZED DEBT
                             OBLIGATION -- 0.1% of Net Assets
      3,300,000(a)           Non-Profit Preferred Funding Trust I, Series E,
                             0.0%, 9/15/37 (144A)                                     $       210,639
-----------------------------------------------------------------------------------------------------
                             TOTAL MUNICIPAL COLLATERALIZED DEBT OBLIGATION
                             (Cost $3,293,781)                                        $       210,639
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/15 31

-----------------------------------------------------------------------------------------------------
Shares                                                                                Value
-----------------------------------------------------------------------------------------------------
                             COMMON STOCKS -- 1.8% of Net Assets
                             CAPITAL GOODS -- 0.2%
                             Building Products -- 0.2%
            894(h)(k)        Panolam Holdings Co.                                     $       657,984
-----------------------------------------------------------------------------------------------------
                             Industrial Machinery -- 0.0%+
         33,171(h)(k)        Liberty Tire Recycling LLC                               $           332
                                                                                      ---------------
                             Total Capital Goods                                      $       658,316
-----------------------------------------------------------------------------------------------------
                             INSURANCE -- 0.0%+
                             Insurance Brokers -- 0.0%+
GBP       1,625(h)(k)        Towergate Finance Plc                                    $           393
                                                                                      ---------------
                             Total Insurance                                          $           393
-----------------------------------------------------------------------------------------------------
                             PHARMACEUTICALS, BIOTECHNOLOGY &
                             LIFE SCIENCES -- 0.3%
                             Pharmaceuticals -- 0.3%
         15,900              Teva Pharmaceutical Industries, Ltd. (A.D.R.)            $       897,714
                                                                                      ---------------
                             Total Pharmaceuticals, Biotechnology &
                             Life Sciences                                            $       897,714
-----------------------------------------------------------------------------------------------------
                             SEMICONDUCTORS & SEMICONDUCTOR
                             EQUIPMENT -- 0.0%+
                             Semiconductors -- 0.0%+
         11,342(k)           LDK Solar Co., Ltd. (A.D.R.)                             $           667
                                                                                      ---------------
                             Total Semiconductors & Semiconductor Equipment           $           667
-----------------------------------------------------------------------------------------------------
                             TRANSPORTATION -- 1.3%
                             Air Freight & Logistics -- 0.6%
          3,266(k)           CEVA Holdings LLC                                        $     1,959,444
-----------------------------------------------------------------------------------------------------
                             Airlines -- 0.7%
         45,044              Delta Air Lines, Inc.                                    $     2,021,124
                                                                                      ---------------
                             Total Transportation                                     $     3,980,568
-----------------------------------------------------------------------------------------------------
                             TOTAL COMMON STOCKS
                             (Cost $5,237,848)                                        $     5,537,658
-----------------------------------------------------------------------------------------------------
                             CONVERTIBLE PREFERRED STOCKS -- 0.7%
                             of Net Assets
                             DIVERSIFIED FINANCIALS -- 0.7%
                             Other Diversified Financial Services -- 0.7%
          1,880(g)           Bank of America Corp., 7.25%                             $     2,024,760
                                                                                      ---------------
                             Total Diversified Financials                             $     2,024,760
-----------------------------------------------------------------------------------------------------
                             ENERGY -- 0.0%+
                             Oil & Gas Exploration & Production -- 0.0%+
          1,100(g)           Halcon Resources Corp., 5.75%                            $       124,713
                                                                                      ---------------
                             Total Energy                                             $       124,713
-----------------------------------------------------------------------------------------------------
                             TOTAL CONVERTIBLE PREFERRED STOCKS
                             (Cost $2,164,242)                                        $     2,149,473
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer High Income Trust | Semiannual Report | 9/30/15

-----------------------------------------------------------------------------------------------------
Shares                                                                                Value
-----------------------------------------------------------------------------------------------------
                             PREFERRED STOCKS -- 3.2% of Net Assets
                             BANKS -- 1.0%
                             Diversified Banks -- 1.0%
          3,000(a)(g)        AgStar Financial Services ACA, 6.75% (144A)              $     3,190,125
                                                                                      ---------------
                             Total Banks                                              $     3,190,125
-----------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 1.4%
                             Consumer Finance -- 0.3%
            750(g)           Ally Financial, Inc., 7.0% (144A)                        $       756,117
-----------------------------------------------------------------------------------------------------
                             Other Diversified Financial Services -- 1.1%
        132,750              GMAC Capital Trust I, 8.125%, 2/15/40                    $     3,389,108
                                                                                      ---------------
                             Total Diversified Financials                             $     4,145,225
-----------------------------------------------------------------------------------------------------
                             INSURANCE -- 0.8%
                             Insurance Brokers -- 0.8%
GBP   1,548,867(h)(k)        Towergate Finance Plc, Class B                           $     2,294,745
-----------------------------------------------------------------------------------------------------
                             Reinsurance -- 0.0%+
          8,500(i)(k)        Lorenz Re, Ltd. (Aon Benfield Securities, Inc.),
                             Variable Rates Notes                                     $        21,250
                                                                                      ---------------
                             Total Insurance                                          $     2,315,995
-----------------------------------------------------------------------------------------------------
                             TOTAL PREFERRED STOCKS
                             (Cost $9,372,492)                                        $     9,651,345
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
-----------------------------------------------------------------------------------------------------
                             TEMPORARY CASH INVESTMENTS -- 0.3%
                             of Net Assets
                             COMMERCIAL PAPER -- 0.1%
       410,000               Societe Generale SA, 0.005%, 10/1/15                     $       410,000
-----------------------------------------------------------------------------------------------------
                             REPURCHASE AGREEMENT -- 0.2%
       440,000               Bank of Nova Scotia, 0.12%, dated 9/30/15 plus
                             accrued interest on 10/1/15 collateralized by the
                             following: $98,482 Freddie Mac Giant, 3.5%-4.0%,
                             10/1/44-9/1/45 $350,320 Federal National Mortgage
                             Association, 2.5%-4.5%, 11/1/27-3/1/45.                  $       440,000
-----------------------------------------------------------------------------------------------------
                             TOTAL TEMPORARY CASH INVESTMENTS
                             (Cost $850,000)                                          $       850,000
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/15 33

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                               Value
-----------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENTS IN SECURITIES -- 142.2%
                             (Cost -- $470,324,481) (n)(o)                            $   432,039,353
-----------------------------------------------------------------------------------------------------
                             OTHER ASSETS AND LIABILITIES -- (42.2)%                  $  (128,218,876)
-----------------------------------------------------------------------------------------------------
                             NET ASSETS APPLICABLE TO COMMON
                             SHAREOWNERS -- 100.0%                                    $   303,820,477
=====================================================================================================

REIT        Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2015, the value of these securities amounted to $189,512,152 or 62.4% of total net assets applicable to common shareowners.

(Cat Bond)  Catastrophe or Event-linked bond. At September 30, 2015, the value of these securities amounted to $7,205,280 or 2.4% of total net assets applicable to common shareowners. See Notes to Financial Statements -- Note 1F.

+           Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or
            (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at September 30, 2015.

(a) The interest rate is subject to change periodically. The interest rate shown is the rate at September 30, 2015.

(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at September 30, 2015.

(c)         Floating rate note. The rate shown is the coupon rate at September
            30, 2015.

(d)         Security is in default.

(e) Denotes security pledged and segregated as collateral for the margin-loan financing agreement.

(f) Payment in Kind (PIK) security which may pay interest in the form of additional principal amount.

(g)         Security is perpetual in nature and has no stated maturity date.

(h) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

(i) Structured reinsurance investment. At September 30, 2015, the value of these securities amounted to $17,836,915 or 5.9% of total net assets applicable to common shareowners. See Notes to Financial Statements -- Note 1F.

(j)         Security is priced as a unit.

(k)         Non-income producing.

(l)         Consists of Revenue Bonds unless otherwise indicated.

(m) Towergate B Preferred warrants are exercisable into 136 Tig FinCo A shares.

The accompanying notes are an integral part of these financial statements.

34 Pioneer High Income Trust | Semiannual Report | 9/30/15

(n) At September 30, 2015, the net unrealized depreciation on investments based on cost for federal tax purposes of $471,731,855 was as follows:

             Aggregate gross unrealized appreciation for all investments in which
               there is an excess of value over tax cost                              $    21,080,394

             Aggregate gross unrealized depreciation for all investments in which
               there is an excess of tax cost over value                                  (60,772,896)
                                                                                      ---------------
             Net unrealized depreciation                                              $   (39,692,502)
                                                                                      ===============

For financial reporting purposes net unrealized depreciation on investments was $38,285,128 and cost of investments aggregated $470,324,481.

(o)            Distributions of Investments by country of issue, as a
               percentage of total investments in securities, is as follows:
               United States                                                                     77.0%
               Luxembourg                                                                         4.5
               Canada                                                                             3.8
               Bermuda                                                                            3.8
               Netherlands                                                                        2.7
               Other (individually less than 1%)                                                  8.2
                                                                                                -----
                                                                                                100.0%
                                                                                                =====

Purchases and sales of securities (excluding temporary cash investments) for the six months ended September 30, 2015 aggregated $69,179,588 and $82,521,471, respectively.

Glossary of Terms:

(A.D.R.)       American Depositary Receipt

Principal amounts are denominated in U.S. dollars unless otherwise noted.

EUR -          Euro

GBP -          Great British Pound

CREDIT DEFAULT SWAP AGREEMENTS -- SELL PROTECTION

-----------------------------------------------------------------------------------------------------
                                Obligation                                               Net
Notional                        Entity/             Credit     Expiration  Premiums      Unrealized
Principal ($)(1)  Counterparty  Index       Coupon  Rating(2)  Date        (Received)    Appreciation
-----------------------------------------------------------------------------------------------------
2,000,000         JPMorgan      Goodyear
                  Chase         Tire &
                  & Co.         Rubber
                                Co.         5.00%   BB         12/20/17    $(65,000)     $263,173
=====================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or weighted average of all the underlying securities of the index.

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/15 35

The following is a summary of the inputs used as of September 30, 2015, in valuing the Trust's investments.

-----------------------------------------------------------------------------------------
                                Level 1         Level 2      Level 3          Total
-----------------------------------------------------------------------------------------
Asset Backed Securities         $           --  $ 2,953,027  $            --  $ 2,953,027
Collateralized Mortgage
    Obligations                             --    6,756,020               --    6,756,020
Senior Secured Floating
    Rate Loan
Interests                                   --   20,263,457               --   20,263,457
Corporate Bonds & Notes
    Capital Goods
       Industrial Machinery                 --    7,661,800          446,407    8,108,207
    Insurance
       Property & Casualty
           Insurance                        --    7,000,441        2,124,890    9,125,331
       Reinsurance                          --    7,205,280       17,815,665   25,020,945
All Other Corporate Bonds
    & Notes                                 --  318,490,917               --  318,490,917
Convertible Bonds & Notes                   --   15,445,040               --   15,445,040
U.S. Government and Agency                  --    2,330,296               --    2,330,296
    Obligation
Sovereign Debt Obligation                   --    1,623,695               --    1,623,695
Tax Exempt Obligation                       --    3,523,303               --    3,523,303
Municipal Collateralized
    Debt Obligation                         --      210,639               --      210,639
Common Stocks
    Capital Goods
       Building Products                    --           --          657,984      657,984
       Industrial Machinery                 --           --              332          332
    Insurance
    Insurance Brokers                       --           --              393          393
    Transportation
       Air Freight & Logistics              --    1,959,444               --    1,959,444
All Other Common Stocks              2,919,505           --               --    2,919,505
Convertible Preferred Stocks
    Energy
       Oil & Gas Exploration
           & Production                     --      124,713               --      124,713
All Other Convertible
    Preferred Stocks                 2,024,760           --               --    2,024,760
Preferred Stocks
    Banks
       Diversified Banks                    --    3,190,125               --    3,190,125
    Diversified Financials
       Consumer Finance                     --      756,117               --      756,117
    Insurance
       Insurance Brokers                    --           --        2,294,745    2,294,745
       Reinsurance                          --           --           21,250       21,250
All Other Preferred Stocks           3,389,108           --               --    3,389,108

The accompanying notes are an integral part of these financial statements.

36 Pioneer High Income Trust | Semiannual Report | 9/30/15

-----------------------------------------------------------------------------------------
                             Level 1         Level 2        Level 3          Total
-----------------------------------------------------------------------------------------
Commercial Paper             $           --  $    410,000   $            --  $    410,000
Repurchase Agreement                     --       440,000                --       440,000
-----------------------------------------------------------------------------------------
Total Investments in
   Securities                $    8,333,373  $400,344,314   $    23,361,666  $432,039,353
=========================================================================================
Other Financial Instruments
Assets:
Unrealized appreciation
   on swap contracts         $           --  $    263,173   $            --  $    263,173
Unrealized appreciation
   on forward foreign
   currency contracts                    --       111,344                --       111,344
Liabilities:
Unrealized depreciation
   on forward foreign
   currency contracts                    --      (161,554)               --      (161,554)
-----------------------------------------------------------------------------------------
Total Other Financial
   Instruments               $           --  $    212,963   $            --  $    212,963
=========================================================================================

The following is a summary of the fair valuation of certain of the Trust's assets and liabilities as of September 30, 2015:

-----------------------------------------------------------------------------------------
                              Level 1       Level 2          Level 3       Total
=========================================================================================
Assets:
Foreign currencies, at value  $         --  $    4,574,659   $         --  $    4,574,659
Liabilities:
Swap collateral                         --        (200,000)            --        (200,000)
Margin loan financing                   --    (151,000,000)            --    (151,000,000)
-----------------------------------------------------------------------------------------
Total                         $         --  $ (146,625,341)  $         --  $ (146,625,341)
=========================================================================================

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/15 37

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

-----------------------------------------------------------------------------------------------------------------------------------
                                            Change in
                     Balance     Realized   unrealized                                  Accrued    Transfers Transfers  Balance
                     as of       gain       appreciation                                discounts/ in to     out of     as of
                     3/31/15     (loss)(1)  (depreciation)(2) Purchases   Sales         premiums   Level 3*  Level 3*   9/30/15
-----------------------------------------------------------------------------------------------------------------------------------
Corporate Bonds
   & Notes
Capital Goods
   Industrial
      Machinery      $   772,590 $  15,368  $ (195,863)       $    32,511 $   (184,000) $ 5,801    $    --   $      --  $   446,407
Diversified
   Financials
   Other
   Diversified
   Financial
   Services            2,204,347        --          --                 --   (2,204,347)      --         --          --           --
Insurance
   Property
      & Casualty
      Insurance               --        --     (79,457)         2,204,347           --       --         --          --    2,124,890
   Reinsurance        14,993,846   (95,552)    496,428          5,732,195   (3,389,158)  77,906         --          --   17,815,665
Convertible Bonds
   & Notes
   Semiconductors &
      Semiconductors
      Equipment
      Semiconductors          --        --      28,674              4,481           --      121         --     (33,276)          --
Common Stocks
Capital Goods
   Building Products     657,984        --          --                 --           --       --         --          --      657,984
   Industrial
      Machinery              332        --          --                 --           --       --         --          --          332
Insurance
   Insurance Brokers          --       386           7                 --           --       --         --          --          393
Preferred Stocks
Insurance
   Insurance Brokers          --        --      (5,322)         2,300,067           --       --         --          --    2,294,745
   Reinsurance         2,185,205        --    (198,050)                --   (1,965,905)      --         --          --       21,250
-----------------------------------------------------------------------------------------------------------------------------------
Total                $20,814,304 $ (79,798) $   46,417        $10,273,601 $ (7,743,410) $83,828    $    --   $ (33,276) $23,361,666
===================================================================================================================================

* Transfers are calculated on the beginning of period value. For the six months ended September 30, 2015, there were no transfers between Levels 1 and 2. For the six months ended September 30, 2015, securities with aggregate market value of $33,276 transferred from Level 3 to Level 2 as there were observable inputs available to determine their value.

(1)  Realized gain (loss) on these securities is included in the realized gain
     (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments in the Statement of Operations.

Net change in unrealized appreciation of Level 3 investments still held and considered Level 3 at September 30, 2015: $66,498.

The accompanying notes are an integral part of these financial statements.

38 Pioneer High Income Trust | Semiannual Report | 9/30/15

Statement of Assets and Liabilities | 9/30/15 (unaudited)

ASSETS:
  Investments in securities, at value (cost $470,324,481)                    $432,039,353
  Cash                                                                          8,543,144
  Foreign currencies, at value (cost $5,283,797)                                4,574,659
  Receivables --
     Investment securities sold                                                 1,085,210
     Interest receivable                                                        9,569,205
     Dividends receivable                                                          34,075
  Unrealized appreciation on swap contracts                                       263,173
  Unrealized appreciation on forward foreign currency contracts                   111,344
  Prepaid expenses                                                                  5,028
------------------------------------------------------------------------------------------
        Total assets                                                         $456,225,191
------------------------------------------------------------------------------------------
LIABILITIES:
  Swap collateral                                                            $    200,000
  Credit default swaps, premiums received                                          65,000
  Payables --
     Margin loan financing                                                    151,000,000
     Investment securities purchased                                              601,662
     Trustees' fees                                                                   148
  Unrealized depreciation on forward foreign currency contracts                   161,554
  Due to affiliates                                                               202,124
  Administration fee payable                                                        1,529
  Interest expense payable                                                         69,952
  Accrued expenses                                                                102,745
------------------------------------------------------------------------------------------
        Total liabilities                                                    $152,404,714
------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                            $414,438,568
  Distributions in excess of net investment income                             (1,099,569)
  Accumulated net realized loss on investments, swap contacts, and
     foreign currency transactions                                            (70,733,336)
  Net unrealized depreciation on investments                                  (38,285,128)
  Net unrealized appreciation on swap contracts                                   263,173
  Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies              (763,231)
------------------------------------------------------------------------------------------
     Net assets applicable to common shareowners                             $303,820,477
==========================================================================================
NET ASSET VALUE PER COMMON SHARE:
  No par value (unlimited number of shares authorized)
     Based on $303,820,477 / 29,002,127 common shares                        $      10.48
==========================================================================================

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/15 39

Statement of Operations (unaudited)

For the Six Months Ended 9/30/15

INVESTMENT INCOME:
  Interest                                                    $  19,626,193
  Dividends (net of foreign taxes withheld $1,622)                  415,488
  Loan facility and other income                                    171,559
--------------------------------------------------------------------------------------------
        Total investment income                                               $  20,213,240
--------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                             $   1,462,586
  Administrative expense                                             56,205
  Transfer agent fees and expenses                                    8,611
  Shareholder communications expense                                 22,544
  Custodian fees                                                     15,072
  Professional fees                                                  50,162
  Printing expenses                                                   5,304
  Trustees' fees                                                      9,108
  Pricing fees                                                       11,751
  Interest expense                                                  716,807
  Miscellaneous                                                      24,097
--------------------------------------------------------------------------------------------
     Net operating expenses                                                   $   2,382,247
--------------------------------------------------------------------------------------------
         Net investment income                                                $  17,830,993
--------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAP CONTRACTS, AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                              $  (9,043,586)
     Swap contracts                                                  51,389
     Forward foreign currency contracts and other assets and
        liabilities denominated in foreign currencies             1,215,843   $  (7,776,354)
--------------------------------------------------------------------------------------------
  Change in net unrealized depreciation on:
     Investments                                              $ (29,736,016)
     Swap contracts                                                 (30,939)
     Forward foreign currency contracts and other assets and
        liabilities denominated in foreign currencies            (1,440,151)  $ (31,207,106)
--------------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments, swap
     contracts, and foreign currency transactions                             $ (38,983,460)
--------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                        $ (21,152,467)
============================================================================================

The accompanying notes are an integral part of these financial statements.

40 Pioneer High Income Trust | Semiannual Report | 9/30/15

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended           Year
                                                               9/30/15         Ended
                                                               (unaudited)     3/31/15
---------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                          $  17,830,993   $  39,057,991
Net realized loss on investments, swap contracts, and foreign
  currency transactions                                           (7,776,354)    (17,689,876)
Change in net unrealized appreciation (depreciation) on
  investments, swap contracts, and foreign
  currency transactions                                          (31,207,106)    (42,018,226)
---------------------------------------------------------------------------------------------
     Net decrease in net assets resulting from operations      $ (21,152,467)  $ (20,650,111)
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREOWNERS:
Net investment income and previously undistributed net
  investment income ($0.69 and $1.61 per share,
  respectively)                                                $ (20,002,594)  $ (46,212,245)
---------------------------------------------------------------------------------------------
     Total distributions to common shareowners                 $ (20,002,594)  $ (46,212,245)
---------------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
Reinvestment of distributions                                  $     626,515   $   4,327,840
---------------------------------------------------------------------------------------------
  Net increase in net assets applicable to common
     shareowners from Trust share transactions                 $     626,515   $   4,327,840
---------------------------------------------------------------------------------------------
  Net decrease in net assets applicable to common
     shareowners                                               $ (40,528,546)  $ (62,534,516)
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Beginning of period                                              344,349,023     406,883,539
---------------------------------------------------------------------------------------------
End of period                                                  $ 303,820,477   $ 344,349,023
---------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment
  income                                                       $  (1,099,569)  $   1,072,032
=============================================================================================

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/15 41

Statement of Cash Flows (unaudited)

For the Six Months Ended 9/30/15

Cash Flows From Operating Activities:
Net decrease in net assets resulting from operations                              $ (21,152,467)
------------------------------------------------------------------------------------------------
Adjustments to reconcile net decrease in net assets resulting from operations to net cash and foreign currencies from operating activities:
   Purchases of investment securities                                             $ (73,952,886)
   Proceeds from disposition and maturity of investment securities                   83,648,633
   Net purchases of temporary cash investments                                          430,000
   Net accretion and amortization of discount/premium on investment securities       (1,397,128)
   Decrease in interest receivable                                                      297,135
   Decrease in dividends receivable                                                       8,574
   Decrease in reinvestment of distributions                                            316,033
   Increase in prepaid expenses                                                          (5,028)
   Decrease in due to affiliates                                                        (32,442)
   Increase in trustees' fees payable                                                       141
   Increase in administration fees payable                                                1,529
   Increase in accrued expenses payable                                                  38,167
   Decrease in interest expense payable                                                 (44,549)
   Change in unrealized depreciation on investments                                  29,736,016
   Change in unrealized depreciation on swap contracts                                   30,939
   Change in unrealized depreciation on forward foreign currency contracts and
      foreign currency                                                                1,450,554
   Net realized loss on investments                                                   9,043,586
------------------------------------------------------------------------------------------------
      Net cash and foreign currencies from operating activities                   $  28,416,807
------------------------------------------------------------------------------------------------
Cash Flows Used in Financing Activities:
   Decrease in due to custodian                                                   $  (1,342,414)
   Distributions to common shareowners                                              (20,002,594)
   Reinvestment of distributions                                                        626,515
------------------------------------------------------------------------------------------------
      Net cash and foreign currencies used in financing activities                $ (20,718,493)
------------------------------------------------------------------------------------------------
Effect of Foreign Exchange Fluctuations on Cash:
   Effect of foreign exchange fluctuations on cash                                $     164,638
------------------------------------------------------------------------------------------------
Cash and Foreign Currencies:
   Beginning of the period                                                        $   5,254,851
------------------------------------------------------------------------------------------------
   End of the period                                                              $  13,117,803
------------------------------------------------------------------------------------------------
Cash Flow Information:
   Cash paid for interest                                                         $     761,356
================================================================================================

The accompanying notes are an integral part of these financial statements.

42 Pioneer High Income Trust | Semiannual Report | 9/30/15

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                    Six Months                                         Year           Year
                                                    Ended            Year         Year       Year      Ended          Ended
                                                    9/30/15          Ended        Ended      Ended     3/31/12        3/31/11
                                                    (unaudited)      3/31/15      3/31/14    3/31/13   (Consolidated) (Consolidated)
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                $     11.89      $    14.19   $  14.23   $  13.45  $  14.33       $  13.23
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations: (a)
   Net investment income                            $      0.62      $     1.36   $   1.50   $   1.74  $   1.70       $   1.68
   Net realized and unrealized gain (loss)
      on investments, swap contracts, and foreign
      currency transactions                               (1.34)          (2.05)      0.12       0.70     (0.92)          1.09
------------------------------------------------------------------------------------------------------------------------------------
Distributions to preferred shareowners from:
   Net investment income                            $        --      $       --   $  (0.01)  $  (0.01) $  (0.01)      $  (0.02)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations  $     (0.72)     $    (0.69)  $   1.61   $   2.43  $   0.77       $   2.75
------------------------------------------------------------------------------------------------------------------------------------
Distributions to common shareowners from:
   Net investment income and previously
      undistributed net investment income           $     (0.69)*    $    (1.61)* $  (1.65)* $  (1.65) $  (1.65)      $  (1.65)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value          $     (1.41)     $    (2.30)  $  (0.04)  $   0.78  $  (0.88)      $   1.10
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period (b)                  $     10.48      $    11.89   $  14.19   $  14.23  $  13.45       $  14.33
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of period (b)                     $     10.30      $    12.87   $  17.83   $  16.97  $  16.66       $  16.55
====================================================================================================================================
Total return at market value (c)                         (14.95)%(d)     (20.28)%    16.24%     12.65%    11.53%         20.12%
Ratios to average net assets of
   common shareowners:
   Total expenses plus interest expense (e)(f)             1.41%(g)        1.33%      1.04%      1.08%     1.05%          1.11%
   Net investment income before preferred share
      distributions                                       10.57%(g)       10.30%     10.70%     13.03%    12.66%         12.43%
   Preferred share distributions                             --%             --%      0.04%      0.06%     0.05%          0.12%
   Net investment income available to
      common shareowners                                  10.57%(g)       10.30%     10.66%     12.97%    12.61%         12.31%
Portfolio turnover                                           15%             37%        30%        27%       24%            10%
Net assets of common shareowners, end of
   period (in thousands)                            $   303,820      $  344,349   $406,884   $404,498  $379,518       $401,348

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/15 43

------------------------------------------------------------------------------------------------------------------------------------
                                                    Six Months                                        Year            Year
                                                    Ended        Year        Year          Year       Ended           Ended
                                                    9/30/15      Ended       Ended         Ended      3/31/12         3/31/11
                                                    (unaudited)  3/31/15     3/31/14       3/31/13    (Consolidated)  (Consolidated)
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares outstanding (in thousands)         $      --    $      --   $     --(h)   $ 151,000  $ 151,000       $151,000
Asset coverage per preferred share, end of period   $      --    $      --   $     --(h)   $  91,971  $  87,835       $ 91,450
Average market value per preferred share (i)        $      --    $      --   $     --(h)   $  25,000  $  25,000       $ 25,000
Liquidation value, including dividends
   payable, per preferred share                     $      --    $      --   $     --(h)   $  25,001  $  25,001       $ 25,001
Total amount of debt outstanding (in thousands)     $ 151,000    $ 151,000   $151,000      $      --  $      --       $     --
Asset coverage per indebtedness (in thousands)      $   3,012    $   3,280   $  3,419      $      --  $      --       $     --
====================================================================================================================================

* The amount of distributions made to shareowners during the period were in excess of the net investment income earned by the Trust during the period. The Trust has accumulated undistributed net investment income which is part of the Trust's NAV. A portion of the accumulated net investment income was distributed to shareowners during the period. A decrease in distributions may have a negative effect on the market value of the Trust's shares.

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.

(b) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.

(c) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distribution, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(d)  Not Annualized.

(e) Expense ratios do not reflect the effect of distribution payments to preferred shareowners.

(f)  Includes interest expense of 0.42%, 0.38%, 0.02%, 0.0%, 0.0% and 0.0%, respectively.

(g)  Annualized.

(h)  Preferred shares were redeemed during the period.

(i)  Market value is redemption value without an active market.

The accompanying notes are an integral part of these financial statements.

44 Pioneer High Income Trust | Semiannual Report | 9/30/15

Notes to Financial Statements | 9/30/15 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer High Income Trust (the Trust) was organized as a Delaware statutory trust on January 30, 2002. Prior to commencing operations on April 26, 2002, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to seek a high level of current income and the Trust may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

A.   Security Valuation

     Security transactions are recorded as of trade date. Fixed-income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service broker quotes will be solicited. Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated


                      Pioneer High Income Trust | Semiannual Report | 9/30/15 45 value of the instrument. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times.

     Securities and senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available, or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Trust's investment adviser, pursuant to procedures adopted by the Trust's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair value on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices and such differences could be material.

     At September 30, 2015, six securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services or broker-dealers) representing 1.82% of net assets. The value of these fair valued securities are $5,524,751.

46 Pioneer High Income Trust | Semiannual Report | 9/30/15

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Interest income, including interest on income bearing cash accounts, is recorded on an accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Discounts and premiums on debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Trust may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

                      Pioneer High Income Trust | Semiannual Report | 9/30/15 47

E.   Federal Income Taxes

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of March 31, 2015, the Trust did not accrue any interest or penalties with respect to uncertain tax positions, which if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable to shareholders will be determined at the end of the current taxable year.

     The tax character of distributions paid to shareowners during the year ended March 31, 2015 was as follows:

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                 $46,212,245
     ---------------------------------------------------------------------------
          Total                                                      $46,212,245
     ===========================================================================

     The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2015:

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                  $  7,154,815
     Capital loss carryforward                                       (44,356,204)
     Late year loss deferrals                                        (19,139,099)
     Other book/tax temporary differences                             (5,544,462)
     Unrealized depreciation                                          (7,578,080)
     ---------------------------------------------------------------------------
          Total                                                     $(69,463,030)
     ===========================================================================

     The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the book/tax

48 Pioneer High Income Trust | Semiannual Report | 9/30/15 differences in the accrual of income on securities in default, the difference between book and tax amortization methods and discounts on fixed income securities and book/tax temporary differences.

F.   Risks

     Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's shareowner reports issued from time to time. Please refer to those documents when considering the Trust's principal risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

     Under normal market conditions, the Trust invests at least 80% of its assets in below investment grade (high-yield) debt securities, loans and preferred stocks. Because the Trust's investments are concentrated in high-yield securities, the Trust is subject to risks of such securities. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

     The Trust invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Trust may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Trust is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Trust to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     In addition to event-linked bonds, the Trust also may invest in other insurance-linked securities ("ILS"). The Trust's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known

                      Pioneer High Income Trust | Semiannual Report | 9/30/15 49 as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments which also may include industry loss warranties ("ILWs"), are subject to the same risks as event-linked bonds. In addition, because quota share instruments represent an interest in a basket of underlying reinsurance contracts, the Trust has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Trust's investment in quota share instruments and therefore place the Trust's assets at greater risk of loss than if PIM had more complete information. These securities may be difficult to purchase, sell or unwind and may be difficult to value.

G.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Trust purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Trust at a later date, and at a specific price, which is typically higher than the purchase price paid by the Trust. The securities purchased serve as the Trust's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or a subcustodian of the Trust. The Trust's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Trust is entitled to sell the securities, but the Trust may not be able to sell them for the price at which they were purchased, thus causing a loss to the Trust. Additionally, if the counterparty becomes insolvent, there is some risk that the Trust will not have a right to the securities, or the immediate right to sell the securities.

H.   Automatic Dividend Reinvestment Plan

     All common shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the
     Plan), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in

50 Pioneer High Income Trust | Semiannual Report | 9/30/15 administering the Plan (the Plan Agent), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

     If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in common shares of the Trust on terms that differ from the terms of the Plan.

     Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.

I.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre - defined credit event. The Trust may buy or sell credit default swap contracts to seek to increase the Trust's income, or to attempt to hedge the risk of default on portfolio securities. As a seller of protection, the Trust would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Trust. In return, the Trust would receive

                      Pioneer High Income Trust | Semiannual Report | 9/30/15 51 from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Trust would keep the stream of payments and would have no payment obligation. The Trust may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Trust would function as the counterparty referenced above.

     When the Trust enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Trust, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Trust are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked- to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Trust had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Trust is a protection buyer and no credit event occurs, it will lose its investment. If the Trust is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Trust, together with the periodic payments received, may be less than the amount the Trust pays to the protection buyer, resulting in a loss to the Trust.

     Open credit default swap contracts at September 30, 2015 are listed in the Schedule of Investments.

     The average market value of swap contracts open during the six months ended September 30, 2015 was $213,027.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.60% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b)

52 Pioneer High Income Trust | Semiannual Report | 9/30/15 all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or
(iii) any other means. For the six months ended September 30, 2015, the net management fee was 0.60% (annualized) of the Trust's average daily managed assets, which was equivalent to 0.87% (annualized) of the Trust's average daily net assets.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At September 30, 2015, $203,653 was payable to PIM related to management costs, administrative costs and certain other services is included in "Due to affiliates" and "Administration fee payable" on the Statement of Assets and Liabilities.

3. Transfer Agent

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Trust Company
(AST), provided substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates. In addition, the Trust reimbursed PIMSS for out-of-pocket expenses incurred by PIMSS related to shareowner communications activities such as proxy and statement mailings and outgoing calls. Effective November 2, 2015, AST serves as the transfer agent with respect to the Trust's common shares. The Trust pays AST an annual fee, as is agreed to from time to time by the Trust and AST, for providing such services.

4. Expense Offset Arrangement

The Trust has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Trust's custodian expenses. For the six months ended September 30, 2015, the Trust expenses were not reduced under such arrangement.

5. Forward Foreign Currency Contracts

At September 30, 2015, the Trust had entered into various forward foreign currency contracts that obligate the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Trust may close out such contract by entering into an offsetting contract. The average value of contracts open during the six months ended September 30, 2015 was $8,027,986.

                      Pioneer High Income Trust | Semiannual Report | 9/30/15 53

Open foreign currency contracts at September 30, 2015, were as follows:

----------------------------------------------------------------------------------------------------
                                       In                                               Net
Currency                   Currency    Exchange                            Settlement   Unrealized
Sold           Deliver     Purchased   for         Counterparty            Date         Appreciation
----------------------------------------------------------------------------------------------------
British Pound  1,690,265   USD         2,661,975   Societe General         10/02/15     $ 106,632
Sterling
(GBP)
USD              741,365   Euro (EUR)    665,000   Societe General         4/27/16          4,317
USD            2,294,790   British     1,518,180   JP Morgan Chase Bank    10/02/15           395
                           Pound
                           Sterling
                           (GBP)
----------------------------------------------------------------------------------------------------
 Total                                                                                  $ 111,344
====================================================================================================

----------------------------------------------------------------------------------------------------
                                       In                                               Net
Currency                   Currency    Exchange                            Settlement   Unrealized
Sold           Deliver     Purchased   for         Counterparty            Date         Depreciation
----------------------------------------------------------------------------------------------------
USD            1,246,945   Euro (EUR)  1,100,000   Societe General         4/27/16      $ (13,486)
Euro (EUR)     4,468,698   USD         4,863,179   Societe General         4/27/16       (147,689)
British Pound  1,518,180   USD         2,294,459   JP Morgan Chase Bank    11/02/15          (379)
Sterling
(GBP)
----------------------------------------------------------------------------------------------------
  Total                                                                                 $(161,554)
====================================================================================================

6. Assets and Liabilities Offsetting

The Trust has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of event of a default and/or termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Trust's credit risk to its counterparty equal to any amounts payable by the Trust under the applicable transactions, if any. However, the Trust's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

54 Pioneer High Income Trust | Semiannual Report | 9/30/15

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Trust and/or counterparty is held in segregated accounts by the Trust's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Trust's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Futures collateral", "Swap collateral " or "Deposit with broker." Securities pledged by the Trust as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Trust as of September 30, 2015.

----------------------------------------------------------------------------------------------------
                   Derivative
                   Assets
                   Subject to        Derivatives      Non-Cash       Cash            Net Amount
                   Master Netting    Available        Collateral     Collateral      of Derivative
Counterparty       Agreement         for Offset       Received (a)   Received (a)    Assets (b)
----------------------------------------------------------------------------------------------------
JP Morgan
 Chase Bank        $263,568          $    (379)       $      --      $(200,000)      $63,189
Societe General     110,949           (110,949)              --             --            --
----------------------------------------------------------------------------------------------------
    Total          $374,517          $(111,328)       $      --      $(200,000)      $63,189
====================================================================================================

----------------------------------------------------------------------------------------------------
                   Derivative
                   Liabilities
                   Subject to        Derivatives      Non-Cash       Cash            Net Amount
                   Master Netting    Available for    Collateral     Collateral      of Derivative
Counterparty       Agreement         Offset           Pledged (a)    Pledged (a)     Liabilities (c)
----------------------------------------------------------------------------------------------------
JP Morgan Chase    $    379          $    (379)       $      --      $      --       $    --
Bank
Societe General     161,175           (110,949)              --             --        50,226
----------------------------------------------------------------------------------------------------
    Total          $161,554          $(111,328)       $      --      $      --       $50,226
====================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

                      Pioneer High Income Trust | Semiannual Report | 9/30/15 55

7. Bridge Loan Commitments

Bridge loans are designed to provide temporary or "bridge" financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations.

As of September 30, 2015, the Trust had one bridge loan commitment of $4,990,000, which could be extended at the option of the borrower, pursuant to the following loan agreement:

--------------------------------------------------------------------------------
                                                                  Unrealized
                                                                  Appreciation
Borrower                  Par          Cost          Value        (Depreciation)
--------------------------------------------------------------------------------
Charter Communications    $4,990,000   $4,990,000    $4,990,000   $         --
================================================================================

8. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

Transactions in common shares of beneficial interest for the six months ended September 30, 2015 and the year ended March 31, 2015 were as follows:

--------------------------------------------------------------------------------
                                                   9/30/15
                                                   (unaudited)        3/31/15
--------------------------------------------------------------------------------
Shares outstanding at beginning of period          28,950,654         28,679,504
Reinvestment of distributions                          51,473            271,150
--------------------------------------------------------------------------------
Shares outstanding at end of period                29,002,127         28,950,654
================================================================================

9. Additional Disclosures about Derivative Instruments and Hedging Activities:

The Trust's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Trust.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

56 Pioneer High Income Trust | Semiannual Report | 9/30/15

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at September 30, 2015 was as follows:

--------------------------------------------------------------------------------
Statement of Assets and Liabilities

                        Interest   Credit     Foreign         Equity   Commodity
Caption                 Rate Risk  Risk       Exchange Risk   Risk     Risk
--------------------------------------------------------------------------------
Assets:
 Net unrealized
  appreciation on
  swap contracts        $--        $263,173   $     --        $--      $--
 Net unrealized
  appreciation on
  forward foreign
  currency contracts     --              --    111,344         --       --
--------------------------------------------------------------------------------
  Total Value           $--        $263,173   $111,344        $--      $--
================================================================================
Liabilities:
 Net unrealized
  depreciation on
  forward foreign
  currency contracts    $--        $--        $161,554        $--      $--
--------------------------------------------------------------------------------
  Total Value           $--        $--        $161,554        $--      $--
================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at September 30, 2015 was as follows:

--------------------------------------------------------------------------------
Statement of Operations
                        Interest   Credit     Foreign         Equity   Commodity
Caption                 Rate Risk  Risk       Exchange Risk   Risk     Risk
--------------------------------------------------------------------------------
Net realized
 gain (loss):
 Swap contracts         $--        $ 51,389   $        --     $--      $--
 Forward foreign
  currency contracts     --              --     1,370,460      --       --
--------------------------------------------------------------------------------
  Total Value           $--        $ 51,389   $ 1,370,460     $--      $--
================================================================================
Change in net
 unrealized
 appreciation
 (depreciation) on:
 Net unrealized
  depreciation on
  swap contracts        $--        $(30,939)  $        --     $--      $--
 Net unrealized
  depreciation on
  forward foreign
  currency contracts     --              --    (1,615,192)     --       --
--------------------------------------------------------------------------------
  Total Value           $--        $(30,939)  $(1,615,192)    $--      $--
================================================================================

                      Pioneer High Income Trust | Semiannual Report | 9/30/15 57

10. Margin Loan Financing

The Trust has entered into a margin loan financing agreement with Credit Suisse. The margin loan is offered at a daily rate equal to the U.S. three-month LIBOR rate plus 0.70%. There is no fixed borrowing limit.

At September 30, 2015, the Trust had a borrowing outstanding under the margin agreement totaling $151,000,000. The interest rate charged at September 30, 2015 was 0.95%. During the six months ended September 30, 2015, the average daily balance was $151,000,000 at an average interest rate of 0.95%. With respect to the margin agreement, interest expense of $716,807 is included in the Statement of Operations.

The Trust is required to fully collateralize its outstanding loan balance as determined by Credit Suisse. Pledged assets are held in a segregated account and are denoted in the Schedule of Investments.

The Trust is required to maintain 300% asset coverage with respect to amounts outstanding under the margin loan financing agreement. Asset coverage is calculated by subtracting the Trust's total liabilities not including any bank loans and senior securities, from the Trust's total assets and dividing such amount by the principal amount of the borrowing outstanding.

11. Subsequent Events

A monthly dividend was declared on October 2, 2015 from undistributed and accumulated net investment income of $0.1150 per common share payable October 30, 2015, to common shareowners of record on October 16, 2015.

58 Pioneer High Income Trust | Semiannual Report | 9/30/15

ADDITIONAL INFORMATION

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

Pioneer Investment Management, Inc. (the "Adviser"), each fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as described in the UniCredit announcement, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals, and other conditions.

Under the Investment Company Act of 1940, completion of the Transaction will cause each fund's current investment advisory agreement with the Adviser to terminate. Accordingly, each fund's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, each fund's new investment advisory agreement will be submitted to the shareholders of the fund for their approval.

                      Pioneer High Income Trust | Semiannual Report | 9/30/15 59

Results of Shareholder Meeting (unaudited)

At the annual meeting of shareowners held on September 22, 2015, shareowners of Pioneer High Income Trust were asked to consider the proposals described below. A report of the total votes cast by the Trust's shareholders follows:

Proposal 1 -- To elect three Class I Trustees and two Class II Trustees.

--------------------------------------------------------------------------------
Nominee                              For                               Withheld
--------------------------------------------------------------------------------
Class I
Thomas J. Perna                      24,159,102                        1,558,076
Marguerite A. Piret                  24,038,228                        1,678,950
Fred J. Ricciardi                    24,079,554                        1,637,024

Class II
Lisa M. Jones                        23,915,092                        1,802,086
Lorraine H. Monchak                  24,018,475                        1,698,703

60 Pioneer High Income Trust | Semiannual Report | 9/30/15

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer High Income Trust (the Trust) pursuant to an investment advisory agreement between PIM and the Trust. In order for PIM to remain the investment adviser of the Trust, the Trustees of the Trust must determine annually whether to renew the investment advisory agreement for the Trust.

The contract review process began in January 2015 as the Trustees of the Trust agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2015 and July 2015. Supplemental contract review materials were provided to the Trustees in September 2015. In addition, the Trustees reviewed and discussed the Trust's performance at regularly scheduled meetings throughout the year and took into account other information related to the Trust provided to the Trustees at regularly scheduled meetings in connection with the review of the Trust's investment advisory agreement.

In March 2015, the Trustees, among other things, discussed the memorandum provided by Trust counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Trust's portfolio manager in the Trust. In July 2015, the Trustees, among other things, reviewed the Trust's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Trust and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Trust and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2015.

At a meeting held on September 15, 2015, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Trust, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

                      Pioneer High Income Trust | Semiannual Report | 9/30/15 61

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Trust, taking into account the investment objective and strategy of the Trust. The Trustees also reviewed PIM's investment approach for the Trust and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Trust. They also reviewed the amount of non-Trust assets managed by the portfolio manager of the Trust. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Trust, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Trust's service providers and provides the Trust with personnel (including Trust officers) and other resources that are necessary for the Trust's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Trust's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Trust were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Trust

In considering the Trust's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Trust's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Trust's benchmark index. They also discuss the Trust's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. The Trustees indicated that the Trust's performance, when considered in connection with the various other factors, was consistent with the renewal of the investment advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Trust in comparison to the management fees and the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund

62 Pioneer High Income Trust | Semiannual Report | 9/30/15

Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Trust's shareowners.

The Trustees considered that the Trust's management fee (based on managed assets) for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio (based on managed assets) of the Trust's common shares for the most recent fiscal year was in the first quintile relative its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Trust and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Trust and non-Trust services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Trust and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Trust and considered that, under the investment advisory agreement with the Trust, PIM performs additional services for the Trust that it does not provide to those other clients or services that are broader in scope, including oversight of the Trust's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Trust is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Trust and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Trust to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Trust.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Trust, including the methodology used by PIM in allocating certain of its costs to the management of the Trust. The Trustees also considered PIM's profit margin in connection with the overall operation of the Trust. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with

                      Pioneer High Income Trust | Semiannual Report | 9/30/15 63 respect to the Trust in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Trust was not unreasonable.

Economies of Scale

The Trustees considered the extent to which PIM may realize economies of scale or other efficiencies in managing and supporting the Trust. Since the Trust is a closed-end fund that has not raised additional capital, the Trustees concluded that economies of scale were not a relevant consideration in the renewal of the investment advisory agreement.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Trust. The Trustees considered the character and amount of fees paid by the Trust, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Trust and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Trust, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Trust.

64 Pioneer High Income Trust | Semiannual Report | 9/30/15

Trustees, Officers and Service Providers

Trustees                              Officers
Thomas J. Perna, Chairman             Lisa M. Jones, President and Chief
David R. Bock                            Executive Officer
Benjamin M. Friedman                  Mark E. Bradley, Treasurer and
Margaret B.W. Graham                     Chief Financial Officer
Lisa M. Jones                         Christopher J. Kelley, Secretary and
Lorraine H. Monchak                      Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
American Stock Transfer & Trust Company

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                      Pioneer High Income Trust | Semiannual Report | 9/30/15 65

                           This page for your notes.

66 Pioneer High Income Trust | Semiannual Report | 9/30/15

                           This page for your notes.

                      Pioneer High Income Trust | Semiannual Report | 9/30/15 67

                           This page for your notes.

68 Pioneer High Income Trust | Semiannual Report | 9/30/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                                      1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                                      Write to

General inquiries, lost dividend checks,                 American Stock
change of address, lost stock certificates,              Transfer & Trust
stock transfer                                           Operations Center
                                                         6201 15(th) Ave.
                                                         Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                        American Stock
                                                         Transfer & Trust
                                                         Wall Street Station
                                                         P.O. Box 922
                                                         New York, NY 10269-0560

Website www.amstock.com

For additional information, please contact your investment advisor or visit our web site us.pioneerinvestments.com.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 19432-09-1115

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

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GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

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    (2) Disclose the percentage of services described in each of paragraphs (b)
   through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer High Income Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date November 30, 2015


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date November 30, 2015


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date November 30, 2015

* Print the name and title of each signing officer under his or her signature.